Exhibit 10.1

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

AMENDED AND RESTATED DEVELOPMENT AND LICENSE AGREEMENT dated as of December 11, 2008 by and between
BIOSPECIFICS TECHNOLOGIES CORP. (a Delaware corporation)
and
AUXILIUM PHARMACEUTICALS, INC. (a Delaware corporation)

SCHEDULES

Schedule 1.8	BTC Patents
Schedule 1.17	Cost of Goods
Schedule 1.22	Enzyme
Schedule 1.46	Partner Territory
Schedule 3.2	Clinical Trials

AMENDED AND RESTATED DEVELOPMENT AND LICENSE AGREEMENT

This AMENDED AND RESTATED DEVELOPMENT AND LICENSE AGREEMENT (this “Agreement”) dated the 11th day of December, 2008 is by and between BioSpecifics Technologies Corp., a corporation organized and existing under the laws of Delaware and having its principal office at 35 Wilbur Street, Lynbrook, New York 11563, and its Affiliates (“BTC”), and Auxilium Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office 40 Valley Stream Parkway, Malvern, PA 19355 (“Auxilium”).  BTC and Auxilium shall sometimes be referred to herein individually as a “Party” and collectively as “Parties.”

INTRODUCTION

WHEREAS, BTC controls certain BTC Patents and BTC Know-How (each as defined below) related to the Enzyme and the Product (each as defined below), and has the right to grant certain rights and licenses thereunder as set forth herein, and

WHEREAS, Auxilium has certain expertise in the development and commercialization of pharmaceutical products, and Auxilium wishes to obtain certain licenses and options to develop and commercialize the Product for certain therapeutic uses in humans, and

WHEREAS, BTC wishes to convey such licenses to Auxilium, and

WHEREAS, BTC and Auxilium previously entered into that certain Development and License Agreement dated June 3, 2004, as amended by that certain Amendment No. 1 to Development and License Agreement dated May 10, 2005 and that certain letter agreement dated December 15, 2005 (the “Original Agreement”) involving the licensing of intellectual property by BTC to Auxilium, and

WHEREAS, BTC and Auxilium now desire to amend and restate the Original Agreement in its entirety and replace the Original Agreement with this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the sufficiency of which is hereby acknowledged, the Parties to this Agreement mutually agree as follows:

ARTICLE 1
DEFINITIONS

For purposes of this Agreement, the following initially capitalized terms in this Agreement, whether used in the singular or plural, shall have the following meanings:

1.1

“Additional Indication” shall mean any Indication for a Product outside of the Field.

1.2

“Additional Indication Option” has the meaning set forth in Section 2.2(b).

1.3

“Adverse Drug Experience” shall mean any of the following as such terms are defined at either 21 C.F.R. § 312.32 or 21 C.F.R. § 314.80: an “adverse drug experience,” a “life-threatening adverse drug experience,” a “serious adverse drug experience,” or an “unexpected adverse drug experience” and the foreign counterparts thereof.

1.4

“Affiliate” shall mean any corporation, company, partnership, joint venture or firm which controls, is controlled by, or is under common control with a specified person or entity.  For purposes of this Section 1.4, “control” shall be presumed to exist if one of the following conditions is met:  (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.  The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such cases such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.  For purposes of clarity, Advance BioFactures Corporation of New York is an Affiliate of BTC and each of Auxilium International Holdings, LLC and Auxilium US Holdings, Inc. is an Affiliate of Auxilium and such Affiliates are parties to this Agreement.  Advance BioFactures of Curacao, NV was an Affiliate of BTC on June 3, 2004 and May 10, 2005 and was a party to the Original Agreement.

1.5

“Amendment Effective Date” has the meaning set forth in Section 13.1.

1.6

“Auxilium Remaining Indication” shall mean an Additional Indication for a Product that Auxilium believes has a reasonable probability of obtaining Regulatory Approval and achieving commercial success, but for which BTC does not wish to undertake Stage I Development.

1.7

“Auxilium Territory” shall mean the Territory excluding the Partner Territory.

1.8

“BTC Know-How” shall mean any proprietary information or materials related to the Manufacture, preparation, formulation, use or development of the Enzyme or the Product Controlled by BTC during the Term and shall include formulations, processes, techniques, formulas, biological, chemical, assay control and manufacturing, technical, pre-clinical, clinical or other data, methods, know-how, and trade secrets.

1.9

“BTC Patents” shall mean those Patents Controlled by BTC with at least one claim directed to the Enzyme or the Product (or processes, improvements, uses and intermediates for the foregoing) including those listed on Schedule 1.9 attached hereto as it may be amended from time to time.

1.10

“BTC Product” shall mean any pharmaceutical product that includes Enzyme as an active ingredient and is under development for an Indication (or is indicated for use) outside the Field.

1.11

“Business Day” shall mean any day on which banking institutions in New York, New York are open for business.

1.12

“Clinical Trials” shall mean tests and studies in human subjects or patients that are required to obtain, maintain, or sustain Regulatory Approval in a country in the Territory.

1.13

“Commercialization” or “Commercialize” shall mean activities directed to marketing, promoting, co-promoting, distributing, importing, exporting, offering for sale and selling the Product.  When used as a verb, “Commercialize” means to engage in Commercialization.

1.14

“Commercially Reasonable Efforts” means, with respect to a Party, the efforts and resources which would be used by that Party relating to a certain activity or activities, consistent with its normal business practices, which are consistent with the general level of effort and resources  in the pharmaceutical industry for a company similar in size and scope.

1.15

“Competing Product” shall mean  a product that contains Enzyme and is sold in a country by a Person (other than Auxilium, its Affiliate or Sublicensee) in an Indication for which Auxilium, its Affiliate or Sublicensee is marketing a Product in such country.

1.16

“Confidential Information” has the meaning set forth in Section 10.1

1.17

“Controlled” or “Controls”, when used in reference to intellectual property, shall mean the legal authority or right of a Party hereto (or any of its Affiliates) to grant a license or sublicense of intellectual property rights to another Party, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party, infringing upon the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

1.18

“Cost of Goods” shall mean the total cost of Product in Final Packaging, including, but not limited to, the sum of the following actual costs: (i) manufacturing, shipping and storage of Enzyme; (ii) manufacturing, shipping and storage of Product, prior to sale to a Third Party; (iii) commercial packaging and labeling; (iv) routine quality compliance and quality assurance programs; and (v) customs or excise taxes, import duties, sales taxes and other taxes or duties (other than those taxes resulting from sales to a Third Party of Product in finished packaged and labeled form).  In the event that BTC manufactures Enzyme or Products, Cost of Goods shall be calculated in accordance with Schedule 1.18.

1.19

“Develop” or “Development” shall mean Stage I Development and Stage II Development.  When used as a verb, “Developing” means to engage in Development.  For purposes of clarity, in no event shall Development include Manufacture.

1.20

“Development Costs” shall mean costs associated with Development activities.

1.21

“Effective Date” shall mean June 3, 2004.

1.22

“EMEA” shall mean the European Medicines Evaluation Agency or any successor agency thereto.

1.23

“Enzyme” shall mean the purified form of the enzyme currently identified by BTC as Collagenase ABC, more particularly described on Schedule 1.23, and any variants or derivatives thereof.

1.24

“European Union” shall mean the countries of the European Union, as it is constituted as of the Effective Date and as it may be expanded from time to time.

1.25

“Exercised Indication” has the meaning set forth in Section 2.2(c).

1.26

“Exercised Indication Date” has the meaning set forth in Section 2.2(c).

1.27

“Exercise Period” has the meaning set forth in Section 2.2(c).

1.28

“FDA” shall mean the U.S. Food and Drug Administration or its successor agency.

1.29

“Field” shall mean, subject to expansion pursuant to Section 2.2, the prevention or treatment of Dupuytren’s Disease, Peyronie’s Disease and Adhesive Capsulitis (otherwise known as “Frozen Shoulder”).

1.30

“Final Packaging” means the labeling and packaging to be used in connection with the Product labeled for use in the Field in the Territory, including the packaging of package inserts and components reasonably necessary for sale of the finished Product to the ultimate consumer.

1.31

“Indemnified Party” has the meaning set forth in Section12.3.

1.32

“Indemnifying Party” has the meaning set forth in Section 12.3.

1.33

“Indication” shall mean a pharmaceutical application for the Product.

1.34

“Infringement Claim” has the meaning set forth in Section 8.2(a).

1.35

“Law” shall mean any applicable statute, law, ordinance, regulation, order, or rule of any federal, state, local, foreign, or other governmental agency or body or of any other type of regulatory body (including common law) or securities exchange, including those covering pharmaceutical sales, environmental, pollution, energy, safety, health, transportation, bribery, record-keeping, zoning, antidiscrimination, antitrust, wage and hour, and price and wage control matters.

1.36

“Licensed Technology” shall mean the BTC Patents and the BTC Know-How.

1.37

“Loss” has the meaning set forth in Section 12.1.

1.38

“Major Market Country” shall mean [***].

1.39

“MAA” shall mean an application seeking Regulatory Approval of the Regulatory Authority in the European Union to market and sell a Product in the Field in the European Union.

1.40

“MAA Acceptance” shall mean the written notification by the applicable Regulatory Authority that the MAA has met all the criteria for filing acceptance.

1.41

“Manufacture” or “Manufacturing” shall mean manufacturing, filling, processing, testing, engineering, designing, redesigning, packaging, storing, quality control, quality assurance, releasing, disposing, handling, shipping, and all other activities undertaken or required to be undertaken in order to manufacture and supply the Product in its Final Packaging and related devices and apparatus for administration thereof, in the case of commercial supplies, or packaged in accordance with Laws, in the case of clinical supplies.

1.42

“NDA” or “New Drug Application” shall mean a new drug application filed with the FDA pursuant to 21 C.F.R. §314, seeking permission to market the Product for a particular Indication in the Field in interstate commerce in the United States.

1.43

“NDA Filing Acceptance” shall mean the written notification by the FDA that the NDA has met all the criteria for filing acceptance.

1.44

“Net Sales” shall mean the gross amount invoiced by Auxilium and its Affiliates or Sublicensees on account of sales of the Product in Final Packaging to Third Parties in the Territory, less the total of: (a) trade, cash or quantity discounts not already reflected in the amount invoiced; (b) excise, sales and other consumption taxes and customs duties to the extent included in the invoice price; (c) freight, insurance and other transportation charges to the extent specifically included in the invoice price; (d) returns or retroactive price reductions; and (e) compulsory payments and rebates directly related to the sale of the Product accrued, paid or deducted pursuant to governmental regulations.

1.45

“Orphan Drug Designation” shall mean the special designation of Product by FDA’s Orphan Product Division which provides the Product with the opportunity to obtain additional market exclusivity from the date the drug receives FDA approval and also possible tax and regulatory approval benefits.  The term “Orphan Drug Designation” shall include any foreign counterparts of the foregoing.

1.46

“Partner” shall mean Pfizer, Inc., a Delaware corporation, and its Affiliates.

1.47

“Partner Territory” shall mean those countries in the Territory to which Auxilium has granted Partner rights hereunder and which are set forth on Schedule 1.47 as the same may be amended by mutual agreement of BTC and Auxilium.

1.48

“Patents” shall mean any patents or patent applications and any continuations, continuations-in-part, divisions, provisionals, substitutions, patents of addition, reissues, reexamination, renewals or extensions thereof (including any supplemental patent certificates) and any confirmation patent or registration patent and all foreign counterparts of any of the foregoing.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1.49

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.50

“Phase II Clinical Trials” shall mean a Clinical Trial for the Product on a number of patients, no fewer than the number required to allow for the detection of statistical differences between the control and treated patients, for the purposes of determining dose and evaluating safety and efficacy in the proposed therapeutic indication, conducted in accordance with current good clinical practices and in accordance with a protocol that has been reviewed by the FDA and reflects any comments or concerns raised by the same.

1.51

“Phase III Clinical Trials” shall mean a Clinical Trial for the Product on sufficient numbers of patients to generate safety and efficacy data to support Regulatory Approval in the proposed therapeutic indication, conducted in accordance with current good clinical practices and in accordance with a protocol that has been reviewed by the FDA and reflects any comments or concerns raised by the same.

1.52

“Product” shall mean pharmaceutical product containing Enzyme as an active ingredient and any reformulation, improvement, enhancement, combination, refinement, or modification thereof; provided however, Product shall specifically exclude dermal formulations labeled for topical administration.

1.53

“Product Data” shall mean the physical embodiment, to the extent available of: (a) the know-how, including relevant laboratory notebook information, screening data and synthesis schemes, including descriptions in any form, data and other information, and (b) all other data including Regulatory Data and any other pre-clinical and clinical data and information, technical, chemical, safety and scientific data, information and know-how, obtained or generated in connection with Development of the Product in the Field.

1.54

“Product Details” shall mean a face-to-face meeting, in an individual or group practice setting, between a healthcare professional with prescribing authority who is a target prescriber of a Product in the Field and a professional representative of the applicable Party during which the key attributes of a Product are verbally presented to such healthcare professional. When used as a verb, “detail” or “detailing” shall mean to engage in a Detail.

1.55

“Regulatory Approval” shall mean, with respect to a country or group of countries in the Territory, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of the Product in the Field for a particular Indication in that country or group of countries including, where applicable, approval of labeling, price, reimbursement and manufacturing.

1.56

“Regulatory Authority” shall mean the FDA or any foreign counterpart or additional governmental or regulatory agencies in the Territory responsible for applicable Regulatory Approvals.

1.57

“Regulatory Data” shall mean any and all research data, pharmacology data, chemistry, manufacturing, and control data, preclinical data, clinical data or all other documentation submitted, or required to be submitted, to Regulatory Authorities in association with regulatory filings for the Product in the Field (including any Drug Master Files (DMFs), Chemistry, Manufacturing and Control (“CMC”) data, or similar documentation).

1.58

“Remaining Indication” shall mean an Additional Indication for which Auxilium has not exercised an Additional Indication Option within the Exercise Period.

1.59

“Stage I Development” shall mean pre-clinical and clinical drug development activities reasonably necessary to completing all development activities up to and including the completion of Phase II Clinical Trials for the Product in the Field, including pre-clinical studies, test method development, statistical analysis, Clinical Trials, regulatory affairs, and activities directed to seeking Regulatory Approvals.

1.60

“Stage I Development Costs” shall mean costs associated with Stage I Development activities.

1.61

“Stage II Development” shall mean non-clinical and clinical drug development activities reasonably necessary to the development and submission of Regulatory Data to a Regulatory Authority for the purpose of achieving Regulatory Approval, including non-clinical studies, test method development, statistical analysis, Clinical Trials, regulatory affairs, and activities directed to seeking Regulatory Approvals.

1.62

“Stage II Development Costs” shall mean costs associated with Stage II Development activities.

1.63

“Standard Terms” has the meaning set forth in Section 6.4(d).

1.64

“Sublicense Income” shall mean (a) the upfront payment, if any, actually received from a Sublicensee by Auxilium upon execution of an agreement with such Sublicensee, and (b) any milestone payments actually received from a Sublicensee by Auxilium in consideration for the grant of a sublicense to such Sublicensee under the Licensed Technology in the Field; provided, however, that Sublicense Income shall not include any such consideration received by Auxilium from any such Sublicensee in return for, as payment for or otherwise in respect of: (i) equity or debt of Auxilium (provided, however, that the exclusion contained in this sub-clause (i) shall not apply to transactions between Auxilium and its Affiliates), (ii) the manufacture or supply of ingredients or products, (iii) the performance of services (including research and development services other than screening services performed on behalf of a Sublicensee) or other similar payments, (iv) reimbursement of Auxilium’s out of pocket costs and expenses, including patent expenses, or (v) the sale of Auxilium in whole or in part.   For the sake of clarity, Sublicense Income will not be reduced by, and Auxilium will be deemed to have actually received, any amount(s) for which a Sublicensee is entitled to a deduction or setoff under the agreement between Auxilium and the Sublicensee and for which BTC is not responsible under the terms of this Agreement.

1.65

“Sublicensee” shall mean a Person to whom Auxilium grants any right or license to use the Licensed Technology to make, use or sell the Product in the Field in the Territory, including the Partner.

1.66

“Supply Agreement” has the meaning set forth in Section 6.4.

1.67

“Term” has the meaning set forth in Section 11.1(a).

1.68

“Territory” shall mean all the countries and territories of the world.

1.69

“Third Party” shall mean any Person or other entity other than Auxilium, BTC or their respective Affiliates.

1.70

“Vial” shall mean a single dose unit of Product.

ARTICLE 2
LICENSE AND OPTION

2.1

License Grant to Auxilium.

(a)

Subject to the terms and conditions of this Agreement, on the Effective Date, BTC hereby grants to Auxilium an exclusive license under the Licensed Technology to research, Develop, use, Commercialize, market, sell and distribute the Product for the Field in the Territory.

(b)

Subject to the terms and condition of this Agreement, BTC hereby grants to Auxilium a non-exclusive right and license under the Licensed Technology to Manufacture or have Manufactured the Product for the Field in the Territory.  Notwithstanding the foregoing provisions of this Section 2.1(b), Auxilium shall not exercise its license pursuant to this Section 2.1(b) to Manufacture the Product except as permitted by, and solely for the purposes set forth in, Article 6.

(c)

The licenses granted under Sections 2.1(a) and 2.2(b) shall include the right to grant sublicenses (and in the case of Section 2.1(a), distribution rights); provided, however, that all such sublicenses shall contain terms and conditions which are consistent with the terms and conditions contained in this Agreement.

2.2

Option to License Additional Indications.

(a)

Development of Additional Indications for Products.  The Parties shall cooperate in good faith in generating ideas and concepts for Additional Indications for Products.

(b)

Option Grant.  Subject to the terms and conditions of this Agreement, BTC hereby grants to Auxilium an exclusive option to an exclusive license to Products in the Territory for each Additional Indication on the same terms and conditions as provided for Indications in the Field (each, an “Additional Indication Option”).

(c)

Exercise Period; Exercise of Option.  The period during which Auxilium may exercise an Additional Indication Option (the “Exercise Period”) shall commence on the date on which BTC submits a Phase II Clinical Trial report to Auxilium for the Product for such Additional Indication and ends one hundred and twenty (120) days thereafter.  BTC shall provide Auxilium with a copy of a Phase II Clinical Trial report and, any additional data or results in its control.  Auxilium may exercise the Additional Indication Option at any time during the Exercise Period by delivering to BTC a written notice of exercise with regard to such Additional Indication (each, an “Exercised Indication”) that  sets forth the effective date of the exercise (the “Exercised Indication Date”).  Upon receipt, BTC shall counter-sign the exercise notice which shall then be appended to and incorporated by reference into this Agreement effective the Exercised Indication Date.

(d)

License Grant Upon Exercise of Option.  Effective on the Exercised Indication Date, the Field definition shall be amended and expanded to include the relevant Exercised Indication.

(e)

Auxilium Remaining Indications.  Auxilium shall have the right to Develop and Commercialize Auxilium Remaining Indications at its sole cost and expense.  Upon notification to BTC of Auxilium’s intent to Develop and Commercialize an Auxilium Remaining Indication, the Field definition shall be amended and expanded to include such Auxilium Remaining Indication.

2.3

Remaining Indications.  BTC may offer Third Parties the right under the Licensed Technology to research, Develop, use, Commercialize, market, sell and distribute the Product for any Remaining Indication in the Auxilium Territory (the “Remaining Indication Rights”), provided that, prior to executing a definitive agreement with a Third Party for one or more Remaining Indications, BTC must (a) provide Auxilium with a written summary of the material terms of the proposed agreement (the “Offer Terms”), and (b) grant Auxilium an option, exercisable for seventy-five (75) days after Auxilium’s receipt of the written summary, to agree to equivalent terms, in which case the Parties shall negotiate in good faith an exclusive license agreement on such terms as promptly as possible thereafter.  In the event that Auxilium does not exercise an option to license a Remaining Indication within such seventy-five (75) day period, the Remaining Indication Rights may be licensed to such Third Party on terms and conditions no less favorable to BTC than the Offer Terms; provided, that [***].

2.4

Transfer of BTC Know-How.  Within forty-five (45) days of the Effective Date, BTC shall, or shall cause its Affiliates to, transfer to Auxilium all material Product Data relating to Dupuytren’s Disease and Peyronie’s Diseases, including but not limited to preclinical, clinical data, clinical trial protocols, study data tabulations, reports, the right of cross-reference and permission to use in Auxilium Regulatory Data and regulatory filings, investigator-generated data granted by the owners of such data, etc., in reasonably satisfactory form. Promptly, but in no event more than thirty (30) days, after the Exercised Indications Date, BTC shall, or shall cause its Affiliates to, transfer to Auxilium all Product Data relating to such Exercised Indication, in reasonably satisfactory form.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.5

Exclusivity.  During the Term and any extension thereof, and for two years thereafter, neither BTC nor any of its Affiliates shall, except as otherwise set forth and provided in this Agreement, (a) directly or indirectly develop, manufacture, market, sell, detail or promote any Competing Product or (b) encourage off-label use of a Competing Product that could affect labeled usage of the Product in the Field. In addition, in the event that BTC markets a BTC Product outside the Field within a country in the Territory where Auxilium is promoting the Product within the Field, BTC shall promote the BTC Product under a trademark different from the Auxilium Trademark, and will not knowingly market, ship, distribute, promote, sell or otherwise put into circulation the BTC Products within the Field in such country or in any other country within the Territory.  In the event that BTC enters into any agreements with its distributors or wholesalers for the BTC Products in a country in the Territory, it shall include in any and all said agreements appropriate provisions providing, to the extent not prohibited by Law, that the BTC Products must be distributed and sold solely outside the Field within such country in the Territory.  In the event that Auxilium enters into any agreements with its distributors or wholesalers for the Product in the Field, it shall include in any and all said agreements appropriate provisions providing, to the extent not prohibited by Law, that the Product must be distributed and sold solely within the Field within such country in the Territory.

ARTICLE 3
PRODUCT DEVELOPMENT

3.1

Joint Development Committee.

(a)

Formation.  As soon as practicable after the execution of this Agreement, BTC and Auxilium will establish a Joint Development Committee (the “JDC”) made up of two (2) representatives designated by each Party hereto to assist in coordinating scientific interactions and resolving potential disagreements between BTC and Auxilium during the course of the Development of Product.  The JDC Chair will be appointed by Auxilium from among the members of the committee designated by Auxilium.  Each of BTC and Auxilium shall have one vote on the JDC and, in the event of a deadlock with respect to any action, the vote of Auxilium, rendered after reasonable and open discussion among the members of the JDC, shall be final and controlling.  BTC shall not take any action with respect to Remaining Indications that would be detrimental to the Product or damaging to Auxilium.  Notwithstanding the foregoing, BTC will advise the JDC of all Development and Commercialization of Remaining Indications.  The JDC shall have the right to discuss and comment on such activities but shall not have the final vote with respect to such activities as they relate to Remaining Indications.

(b)

Quarterly Meetings.  While a Product is under Development, the JDC shall meet formally at least quarterly, or with such other frequency, and at such time and location, as may be established by the JDC, for the following purposes, among others: (i)  to oversee and coordinate Development activities of the Parties for Products; (ii) to receive and review reports by the Parties as may be submitted to the JDC on a quarterly basis; and (iii) to discuss matters relating to Patents related to the Product, including but not limited to issues of inventorship and decisions relating to the filing, prosecution and maintenance of such Patents, provided however, when the JCC is established, the JCC and the JDC will coordinate responsibility on such matters.  Meetings of the JDC may be held in person or by teleconference, as may be determined by the JDC.

3.2

Auxilium’s Stage II Development Activities.

(a)

Dupuytren’s Disease, Peyronie’s Disease and Frozen Shoulder.  Auxilium has assumed all responsibility for (including financial responsibility), and has sole discretion over, all continuing Development of the Product for Dupuytren’s Disease, Peyronie’s Disease and Frozen Shoulder, including all Clinical Trials listed on Schedule 3.2 and underway as of June 3, 2004 in regards to Dupuytren’s Disease and Peyronie’s Disease, and as of December 15, 2005 in regards to Frozen Shoulder.  Auxilium shall not have financial responsibility for Development Costs or any other costs incurred in connection with Development related to Dupuytren’s Disease, Peyronie’s Disease and Frozen Shoulder prior to June 3, 2004 in regards to Dupuytren’s Disease and Peyronie’s Disease, and prior to December 15, 2005 in regards to Frozen Shoulder.

(b)

Exercised Indications.  On each Exercised Indication Date, Auxilium shall be entitled to assume responsibility for, and have sole discretion over, all continuing Development activities for the Product for each such Exercised Indication.  Auxilium shall have one (1) year after the relevant Exercised Indication Date to initiate Stage II Development for such Exercised Indication, provided, however, that such obligations shall not be binding upon Auxilium to the extent that BTC fails to (i) deliver material Product Data to Auxilium in accordance with Section 2.4, or (ii) supply Auxilium with material amounts of clinical supplies of the Product for use in the Field in accordance with the delivery scheduled specified by Auxilium under the terms of Section 6.3.

(c)

Cooperation.  The Parties agree to cooperate with respect to the transfer of Development activities from BTC to Auxilium including transferring Clinical Trials and making introductions of Auxilium to clinical investigators and opinion leaders.

(d)

Stage II Development Costs.

(i)

Dupuytren’s Disease, Peyronie’s Disease and Frozen Shoulder.  Auxilium shall be responsible for all the Development Costs related to the Product for Dupuytren’s Disease, Peyronie’s Disease and Frozen Shoulder incurred by Auxilium after June 3, 2004 in regards to Dupuytren’s Disease and Peyronie’s Disease, and after December 15, 2005 in regards to Frozen Shoulder; provided, however, that BTC shall continue to be responsible for all Development Costs which are incurred prior to June 3, 2004 in regards to Dupuytren’s Disease and Peyronie’s Disease, and prior to December 15, 2005 in regards to Frozen Shoulder.

(ii)

Exercised Indications.  In the event Auxilium assumes responsibility for Stage II Development of the Product for an Exercised Indication, Auxilium shall be responsible for all Development Costs related to the Product for such Exercised Indication and incurred by Auxilium after the Exercised Indication Date; provided, however, that BTC shall continue to be responsible for all Development Costs which are incurred prior to the Exercised Indication Date.

(iii)

Right of Set-Off.  To the extent that Auxilium pays any Stage I Development Costs resulting from additional Stage I Development that is requested or required by a Regulatory Authority after assuming responsibility for Development of the Product for any Indication, Auxilium shall be entitled to set-off the amount of such Stage I Development Costs against any amounts due to BTC pursuant to Section 7.1.

3.3

Data and Records.

(a)

Ownership of Data.  Auxilium shall retain ownership of all Product Data, information and results related to Development activities for the Product, provided, however, that Auxilium hereby grants to BTC a right of reference with respect to Remaining Indications to the Regulatory Data contained in Regulatory Approvals Controlled by Auxilium for the Product in the Field.  Notwithstanding the foregoing, (a) if Auxilium’s license rights to the Product terminate with respect to an Indication within the Field, Auxilium shall assign BTC its right, title and interest in and to the Product and Regulatory Data for that Indication, and (b) if Auxilium’s license rights to a Product hereunder terminate entirely, Auxilium shall, assign BTC its right, title and interest in and to all such Product and Regulatory Data; provided, however, that Auxilium may maintain a copy of such Regulatory Data for legal and archival purposes.

(b)

Development Records.  Each Party shall each maintain records in sufficient detail and in good scientific manner appropriate for patent purposes and as will properly reflect all work done and results achieved in the performance of Development activities hereunder (including all Regulatory Data in the form required to be maintained under any applicable governmental regulations).  Such records shall include books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof, computer information storage means, samples of materials and other graphic or written data generated in connection with the Development activities.  Subject to the terms and conditions of Article 10 below, each Party shall provide the other the right to inspect (no more than once a year) such records, to the extent Controlled by such Party, upon reasonable request and during normal business hours, and shall provide copies of all requested records, to the extent Controlled by such Party and reasonably required for the performance of the requesting Party’s obligations under this Agreement. For the avoidance of doubt, BTC shall have the right to inspect and receive copies of records of any Sublicensee described in this Section 3.3(b) to the extent Controlled by Auxilium.  The Parties agree that Auxilium will be the single point of contact with respect to records and audit rights provided that BTC shall have the right to cause Auxilium to conduct an audit or request records on its behalf to the extent that Auxilium has not already requested such records or conducted such audit subject to Auxilium’s right to conduct such audit once per calendar year.

ARTICLE 4
REGULATORY MATTERS

4.1

Efforts.  Within twelve (12) months of filing for Regulatory Approval in any Major Market Country, Auxilium will file for Regulatory Approval in all the Major Market Countries; provided, that such obligation shall not apply with respect to Frozen Shoulder or any other Exercised Indication in any country(ies) in the Partner Territory.  Notwithstanding the foregoing, if a different dossier is required for any such other Major Market Country(ies), Auxilium will exercise Commercially Reasonable Efforts to seek Regulatory Approval with respect to such country(ies).  Auxilium may develop additional formulations, dosage forms or delivery systems for the Product in the Field as may be commercially practicable at its own expense.  For purposes of clarity, Remaining Indications shall not be subject to this Article 4; provided, however, that BTC shall not conduct Development or Commercialization of Product in such Remaining Indications in a manner that jeopardizes Auxilium’s Development or Commercialization of Product in the Field.

4.2

Regulatory Matters in the Territory.  As between the Parties, Auxilium shall be responsible in the Territory for ensuring compliance with all regulatory requirements relating to the Product labeled for use in the Field (i.e., obtaining, maintaining, and updating all required any Regulatory Approvals).  Without limiting the foregoing, Auxilium shall (i) file all regulatory filings and supporting documentation; (ii) serve as the designated regulatory official for purposes of receiving communications from the Regulatory Authority; and (iii) report any Adverse Drug Experience to Regulatory Authorities.

4.3

Ownership.  All Regulatory Approvals relating to the Products labeled for use in the Field shall be the property of Auxilium, and held in the name of Auxilium, or its designee.  BTC shall promptly take whatever steps necessary to transition any existing regulatory filings to Auxilium.  In accordance with this provision, BTC has transferred to Auxilium the Investigational New Drug (“IND”) relating to each of Dupuytren’s Disease, Peyronie’s Disease and Frozen Shoulder.

4.4

Regulatory Interactions for Product.

(a)

Communications with Regulatory Authority; Advice of Counsel.  BTC shall not communicate with Regulatory Authorities, or take any action regarding an investigation or a request by a Regulatory Authority with respect to a Product in the Field, except (i) with the prior written consent of Auxilium, or (ii) upon the advice of legal counsel that such communication is required by Law.  BTC shall cooperate with Auxilium and provide all reasonable assistance and take all actions reasonably requested by Auxilium that are necessary to comply with any Law applicable to a Product in the Field.  If BTC is advised by its legal counsel that it must communicate with any Regulatory Authority, then BTC shall promptly, but in no event more than two (2) Business Days, advise Auxilium of the same and provide Auxilium in advance with a copy of any proposed written communication with such Regulatory Authority and comply with any and all reasonable requests of Auxilium concerning any such communication with such Regulatory Authority.

(b)

Receipt of Correspondence; Inspections.  Each Party shall promptly, but in any event within three (3) Business Days, (i) provide to the other copies of any material documents or correspondence received from any Regulatory Authority related to Development activities for a Product and (ii) inform the other Party of any inspections, proposed regulatory actions, investigations or requests for information or a meeting by any Regulatory Authority with respect to a Product.  In the event BTC does not have advance notice of an inspection by a Regulatory Authority, it shall immediately notify Auxilium of such inspection and it shall cooperate with such Regulatory Authority.

(c)

Recalls and Withdrawals.  Subject to the terms and conditions of the Supply Agreement, Auxilium shall have sole responsibility for and shall make all decisions with respect to any recall, market withdrawals or any other corrective action related to the Products labeled for use in the Field in the Territory; provided however, (i) Auxilium shall immediately notify BTC of any decision to initiate a recall or withdrawal of such Product; (ii) all costs and expenses with respect to a recall, market withdrawal or other corrective action for such Product shall be borne by Auxilium unless such recall, market withdrawal or other corrective action was due to the negligence, willful misconduct or material breach of this Agreement or the Supply Agreement by BTC; and (iii) BTC shall immediately notify Auxilium of any decision to initiate a recall or withdrawal of a Product outside of the Field.  Each Party shall provide the other Party with recall information received by it in sufficient detail to allow the Parties to comply with Law.

(d)

Notice.  Each Party shall provide the other Party with notice, in a sufficiently timely basis to enable the other Party to comply in all material respects with Laws, of notification or other information which it receives (directly or indirectly) from, any Regulatory Authority (and providing, as soon as reasonably possible, copies of any associated written requests) that (i) raises any material concerns regarding the safety or efficacy of a Product; (ii) indicates or suggests a claim of a Third Party arising in connection with a Product, or (iii) is reasonably likely to lead to a recall or market withdrawal of a Product, provided that neither Party shall be obliged to disclose information in breach of any contractual restriction which it could not reasonably have avoided or which disclosure would waive any legal privilege.

4.5

Inquiries, Adverse Events, etc.  As between the Parties, Auxilium shall be responsible for the surveillance, receipt and evaluation of product complaints for Product labeled for use in the Field in the Territory and reporting to Regulatory Authorities Adverse Drug Experiences for the Products in the Field.  As between the Parties, BTC shall be responsible for the surveillance, receipt and evaluation of product complaints for Product labeled for use outside the Field and reporting to Regulatory Authorities Adverse Drug Experiences for the Products outside the Field.  Each Party shall ensure that, in the Development or Commercialization of the Product, it will record, investigate, summarize, notify, report and review all Adverse Drug Experiences in accordance with Law.  Each Party shall (i) adhere to all requirements of Laws which relate to the reporting and investigation of Adverse Drug Experiences, and (ii) keep the Parties informed of such events.

(a)

Each Party shall submit reports of all Adverse Drug Experiences associated with the use of the Product and other required safety information (e.g., PSUR’s or annual safety reports) to the Regulatory Authorities in accordance with Law.  Each Party shall submit a copy of each such report to the other Party in advance of such submission to permit the other Party to comply with legal requirements applicable to it and comment on such reports.

(b)

Each Party shall submit reports of all Adverse Drug Experiences associated with the use of Product for which Regulatory Approval has not been achieved and other required safety information to the Regulatory Authorities in accordance with Law.  Each Party shall submit a copy of each such report to the other Party in advance of such submission to permit the other Party to comply with legal requirements applicable to it and comment on such reports.

4.6

Approval of Labeling and Promotional Materials.  Auxilium shall be responsible to seek or obtain any necessary Regulatory Authority approvals of any label, labeling, package inserts or outserts, monographs and packaging, and promotional materials for use in connection with the Products labeled for use in the Field and for determining whether the same requires approval from Regulatory Authority.  The Parties shall cooperate in such efforts to seek and obtain such approvals.

4.7

Cooperation.  The Parties shall cooperate to provide each other all reasonable assistance and take all actions reasonably requested that are necessary to comply with Laws, including safety updates, amendments, annual reports, pharmacovigilance filings, investigator notifications, facility inspections, and certifications and maintenance and updates for regulatory filings and Regulatory Approvals.  Unless otherwise provided under the terms of this Agreement, the Parties will cooperate, communicate and provide reasonable assistance to each other with regard to all CMC matters related to the Product.

ARTICLE 5
COMMERCIALIZATION

5.1

Joint Commercialization Committee.

(a)

Formation.  Not later than the commencement of Phase III Clinical Trials for any Product, BTC and Auxilium will establish a Joint Commercialization Committee (the “JCC”) made up of two (2) representatives designated by each Party hereto to assist in coordinating interactions and resolving potential disagreements between BTC and Auxilium during the course of the Commercialization of Product.  The JCC shall meet each and every calendar quarter.  The JCC Chair will be appointed by Auxilium from among the members of the committee designated by Auxilium. Auxilium and BTC shall each have one vote on the JCC.  The objective of the JCC shall be to reach agreement by consensus on all matters falling within its authority hereunder.  In the event of a deadlock with respect to any action, the vote of Auxilium, after reasonable opportunity for open discussion among the members of the JCC, shall control. Notwithstanding the foregoing, the JCC shall not have authority to commit the financial resources of either party.

(b)

Patent Position.  The JCC will coordinate with the JDC in discussing matters relating to Patents related to the Product, including but not limited to issues of inventorship and decisions relating to the filing, prosecution and maintenance of such Patents.

(c)

Coordinated Strategy.  The JCC shall meet at least quarterly or with such frequency and at such time and location as may be established by the JCC and will monitor the overall strategy and oversee the global marketing of all Products.  The JCC will have the opportunity to review market research plans and research results, clinical development results and similar items for each Product, including Products Developed for Remaining Indications, for the purpose of advising and assisting in communicating a unified global marketing strategy; provided, however that with respect to Remaining Indications, the JCC shall not have the final vote.

5.2

Commercialization.  Auxilium shall use Commercially Reasonable Efforts to Commercialize the Product in the Field in each country in the Territory; provided, that [***].  Subject to Section 5.4 below, Auxilium shall be responsible for and have sole discretion over all aspects of Commercialization of the Product for use in the Field in the Territory.

5.3

Orders, Booking Sales.  Auxilium shall have the sole right and responsibility for Product in the Field in each country in the Territory to (a) receive, accept, and fill orders for such Product, (b) control invoicing, order processing, and collection of accounts receivable for such Product sales, and (c) record such Product sales in its books of account.  If, for any reason, BTC receives orders for such Product, BTC shall forward such orders to Auxilium (or, if directed by Auxilium, to Auxilium’ wholesalers) as soon as practicable.  If any quantities of such Product are returned to BTC, BTC shall immediately notify Auxilium and ship them to the facility designated by Auxilium.

5.4

BTC Co-Promotion Rights.  In the event that BTC provides written notice of its intent within ninety (90) days after an NDA Acceptance for a Product in the Field in the Territory indicated for use for any Exercised Indication, BTC will be allowed to provide up to ten percent (10%) of the Product Details for such Indication in the Auxilium Territory.  In addition, in the event that BTC provides written notice of its intent within ninety (90) days after an NDA Acceptance for Frozen Shoulder, BTC will be allowed to provide up to ten percent (10%) of the Product Details for Dupuytren’s Disease in the Auxilium Territory.  Notwithstanding Section 13.11, BTC’s co-promotion rights granted pursuant to this Section shall not be assignable or transferable to any other Person.

ARTICLE 6
MANUFACTURE AND SUPPLY

6.1

Joint Manufacturing Committee.

(a)

BTC and Auxilium will establish a Joint Manufacturing Committee (the “JMC”) made up of two (2) representatives designated by each Party hereto which shall oversee the scale-up and manufacturing of Product on a worldwide basis, including the planning, manufacturing and supply (including supply chain management).  Each of BTC and Auxilium shall have one vote on the JMC.  The objective of the JMC shall be to reach agreement by consensus on all matters falling within its authority hereunder.  In the event of a deadlock with respect to any action involving or related to the manufacture of clinical supplies of Product, the vote of Auxilium, after reasonable opportunity for open discussion among the members of the JMC, shall control.  In the event of a deadlock with respect to any action involving or related to the manufacture of commercial supplies of Product in the Auxilium Territory, the vote of Auxilium after reasonable opportunity for open discussion among the members of the JMC shall control until such time as BTC is providing Auxilium with fifty percent (50%) of its commercial supplies in the Auxilium Territory pursuant to the terms of this Agreement.  At that point, in the event of a deadlock with respect to any action involving or related to the manufacture of commercial supplies of Product for the Auxilium Territory, the vote of BTC after reasonable opportunity for open discussion among the members of the JMC shall control.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(b)

Specific Responsibilities of the JMC.  In support of its responsibility for overseeing the Manufacturing of Product on a worldwide basis the JMC shall meet at least quarterly or with such higher frequency, and at such time and location as may be established by the JMC, and the JMC shall perform the following activities:

(i)

delineate requirements and responsibilities for development and licensure of manufacturing processes and facilities for Product and for supply of Product in the Auxilium Territory;

(ii)

together with the Joint Development Committee, develop a manufacturing strategy to enable development and licensure of manufacturing processes and facilities for Product in the Auxilium Territory that includes all aspects of manufacture and release, including but not limited to formulations, intermediate, dosage form, devices, product characterization studies, stability studies and manufacturing plans and forecasts;

(iii)

review quality assurance efforts, including but not limited to those efforts with respect to the establishment of specifications and quality standards for Product in the Auxilium Territory;

(iv)

together with the Joint Development Committee review and comment on the process for Product Development and the drafting and contents of the CMC section of a Drug Approval Application for Product in the Auxilium Territory;

(v)

review technology transfer plans for any changes in manufacturing sites, testing sites, and responsibilities in the supply chain for Product for the Auxilium Territory, it being understood that decisions regarding the selection of which of a Party’s own manufacturing and testing sites shall be used to manufacture any component of a Product, if a Party manufactures any component of a Product pursuant to this Agreement or any related supply agreement, shall remain in the sole control of such Party;

(vi)

prepare for regulatory inspections and ensure adherence to compliance standards with respect to Product; and

(vii)

review quality compliance and manufacturing related regulatory issues concerning the Product in the Auxilium Territory or any component thereof as important issues arise through meetings and review of relevant written material produced by Auxilium, BTC or any Regulatory Authority.

6.2

Development and Scale-Up.  Auxilium shall, at its own cost and expense, utilizing the Back-Up Supplier (defined below), develop the formulation and the finished dosage form and scale up the Manufacture for clinical supply of the Enzyme and the Product for each Indication for use in the Field, including the [***], to be registered with Regulatory Authorities in accordance with Law and in sufficient time prior to anticipated commercial launch of a Product to provide for sufficient Supply of Product for use in the Field.  Auxilium will have the sole right and responsibility for selecting the finished dosage form and presentation for the Product in the Field.  The costs paid to third parties to develop the lyophilization of the injection formulation shall be shared equally by the Parties.  [***].

6.3

Clinical Supply.

(a)

Back-Up Suppliers.  Auxilium shall qualify one or more back-up suppliers for the Manufacture of clinical and commercial supplies of Product in the Field promptly after the Effective Date (the “Back-Up Suppliers”).  For purposes of clarity, the term Back-Up Suppliers shall include one or more entities in the supply chain, as may be necessary to Manufacture Product for clinical and/or, if applicable, commercial use.  Auxilium’s agreement(s) with the proposed Back-Up Suppliers shall be consistent with the respective rights and obligations of Auxilium and BTC hereunder and a copy of which, redacted with respect to financial terms, shall be provided to BTC upon the execution of this Agreement and promptly after the execution thereof, as to any such agreements executed after the date hereof.  BTC will use Commercially Reasonable Efforts to provide such Back-Up Suppliers with sufficient know-how to Manufacture Product, including (i) providing all protocols, registration applications and other substantive regulatory documents, including, but not limited to, all data, scientific dossiers and governmental authorizations; (ii) providing access and reference to all regulatory dossiers and filings produced by BTC, its Affiliates and sublicensees relating to the Product; (iii) providing access to BTC Know-How in reasonably satisfactory form, and (iv) providing all technical assistance reasonably requested by the Back-Up Suppliers related to the Manufacture of the Product.  Auxilium will require that the Back-Up Suppliers execute a written confidentiality agreement with Auxilium and a written materials transfer agreement with BTC, in a form reasonably acceptable to BTC and consistent with industry standards, which includes, among other things, an undertaking by the Back-Up Suppliers to keep confidential the Manufacturing and Product information and know-how disclosed to the Back-Up Suppliers by BTC.  In addition, Auxilium will require and the Back-Up Suppliers shall be obligated promptly to provide BTC and Auxilium with such information and know-how whether patentable or not concerning the Manufacture of the Product that Back-Up Suppliers may develop or acquire from time to time in connection with such Manufacture and the Product, except for information and know-how unrelated to the Manufacture of the Product that is proprietary to the Back-Up Suppliers  (“Back-Up Suppliers’ Proprietary Information”).  Such information may be utilized by BTC and Auxilium, without cost or other obligation to the Back-Up Supplier, consistent with the terms of this Agreement.

(b)

Supply Obligations.  During the Term Auxilium is entitled to and shall be responsible for arranging, including, but not limited to, through the Back-Up Suppliers, for the supply of all Product for use by Auxilium in Clinical Trials.  After the Effective Date, Auxilium shall purchase or Manufacture, at its own cost and expense, sufficient quantities of the Product to conduct all of its requisite Clinical Trials from the Back-Up Suppliers.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(c)

BTC shall have the right to purchase and Auxilium shall sell to BTC, at Auxilium’s cost therefore, such supplies of Product as BTC may require for pre-clinical and clinical trials approved by JDC and such other non-preclinical and non-clinical purposes (i.e. process development, manufacturing and related activities) as are consistent with BTC’s rights under this Agreement.  Auxilium will invoice BTC for the costs associated with such supplies which will be payable by BTC within sixty (60) days of receipt.

6.4

Commercial Supply; Supply Agreement.  BTC shall have the option (the “Supply Option”) exercisable no later than six (6) months after FDA approval of the first NDA or BLA with respect to a Product (the “Approval Date”) to assume the right and obligation to supply or arrange for the supply, from a third party other than the Back-Up Suppliers, of that portion of commercial quantities of the Product in the Auxilium Territory described below (the “BTC Supply Portion”).  Auxilium and BTC shall each keep the other reasonably informed of their respective progress in securing FDA approval of the appropriate BLA or NDA and the timing thereof and other relevant matters affecting the contemplated supply by BTC of commercial quantities of the Product.  Upon the Approval Date, Auxilium shall withhold $[***] of Milestone No 4 (the “Retention Amount”) until BTC notifies Auxilium of its decision regarding the exercise of the Supply Option.  If BTC exercises the Supply Option, Auxilium will retain the Retention Amount until the sooner of (1) date on which an agreement between BTC and a third party contractor is executed for the commercial manufacture of the Product for the benefit of Auxilium which contains milestones requiring such contractor to successfully complete validation batches for the Product on or before the Supply Date, a copy of which, with financial information redacted, will be provided to Auxilium; or (2) the date on which BTC commences construction by breaking ground for a cGMP facility for the commercial manufacture of Product for the benefit of Auxilium, provided, however that construction plans and timelines for such facility shall be promptly provided to Auxilium prior to commencement of such construction.  If BTC does not exercise the Supply Option, the Retained Amount will be released to BTC within thirty (30) days after BTC notifies Auxilium in writing of its decision not to exercise the Supply Option.  If BTC exercises the Supply Option, commencing on the date 3.75 years from the Approval Date (the “Supply Date”) BTC shall be responsible for supplying Auxilium either itself or through a third party other than the Back-up Supplier and Auxilium shall purchase from BTC the BTC Supply Portion of Auxilium’s requirements of commercial supplies of Product for the Auxilium Territory during the Term.  If BTC does not exercise the Supply Option, Auxilium shall be responsible for arranging for all commercial supplies of Product during the Term.  Except as specifically provided otherwise in the Agreement, in no event shall BTC Manufacture or supply the Enzyme or Product to any third party.  In the event BTC exercises the Supply Option, the Parties shall use Commercially Reasonable Efforts to enter into a commercial supply agreement on customary and reasonable terms and conditions which are not worse than those with the Back-Up Suppliers, within six (6) months after the Supply Option is exercised (the “Supply Agreement”).  For the purposes of this Agreement “BTC Supply Portion” shall mean the following amounts for each of years 1 through 4 commencing on the Supply Date (“Year 1” through “Year 4” respectively):

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

•

Year 1-- an amount less than or equal to [***] percent ([***]%) of Auxilium’s commercial requirements for Product in the Auxilium Territory

•

Year 2-- an amount less than or equal to [***] percent ([***]%) of Auxilium’s commercial requirements for Product in the Auxilium Territory

•

Year 3-- an amount less than or equal to [***] percent ([***]%) of Auxilium’s commercial requirements for Product in the Auxilium Territory

•

Year 4-- an amount less than or equal to [***] percent ([***]%) of Auxilium’s commercial requirements for Product in the Auxilium Territory

If BTC exercises the Supply Option, Auxilium will cooperate with BTC in the latter’s efforts to secure FDA approval of BTC, or its designee, as an FDA approved supplier of commercial supplies of the Product, including, without limitation, by providing timely access to relevant manufacturing and regulatory data from the Back-Up Suppliers, permission to cross file to Auxilium’s NDA, as appropriate.

(a)

Royalty.  Auxilium will pay BTC on a country-by-country and Product by Product basis a royalty payment of [***] percent ([***]%) of Net Sales of Products in the Field for the Term in respect of any sale of Product Manufactured by or on behalf of BTC.  In the event BTC elects not to exercise the Supply Option, Auxilium will pay BTC on a country-by-country and Product by Product basis a royalty payment equal to [***] percent ([***]%) of Net Sales of Products in the Field for the Term, provided, however, that in the event BTC exercises the Supply Option and Auxilium thereafter exercises its Stand-By Rights pursuant to Section 6.4 (d) of this Agreement, the [***] percent ([***]%) royalty payable hereunder shall not apply for so long as and to the extent BTC fails to supply ordered commercial quantities of the Product, i.e., the [***] percent ([***]%) royalty shall not be payable on that portion of Product ordered from and supplied by the Back-Up Suppliers up to the quantity of Product ordered from but not supplied by BTC.  Any royalty payable hereunder may be reduced as follows:

(i)

Competing Product Sales.  If during a period that BTC is not supplying commercial quantities of the Product a Competing Product is sold in a country in the Territory with a unit based market share of [***]% or greater, then the royalty due for sales in that country in the Territory shall be reduced to [***] percent ([***]%) of Net Sales of Products in that country in the Territory.

(ii)

Third Party Royalties.  If the Manufacturing, Development or Commercialization of the Product by the Parties in accordance with this Agreement would, but for a license from such Third Party, infringe on such Third Party Patents, any royalties or other payments due to Third Parties pursuant to a license acquired by Auxilium then the royalty may be reduced by up to [***]% of such royalty to compensate for payments to such Third Parties but in no event shall royalties payable to BTC be reduced by more than [***] percent ([***]%) in any case.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(iii)

Payment of Royalties.  Royalties under this Agreement shall be paid within thirty (30) days in the case of no sublicense and sixty (60) days in case of royalties received from a Sublicensee, following the last day of the calendar quarter in which the royalties and other amounts are received by Auxilium.

(iv)

Reporting on Royalties.  With respect to Auxilium Territory, Auxilium shall report to BTC Net Sales of Products on a country-by-country basis and where such information is available, on an Indication-by-Indication basis.  With respect to Partner Territory, Auxilium shall use commercially reasonable efforts to obtain Net Sales of Products on a country-by-country basis and where such information is available, on an Indication-by-Indication basis.

(b)

Supply Price.

(i)

Supply Price.  In event BTC exercises the Supply Option, the Supply Agreement shall afford Auxilium supply terms for Year 1 that are not less favorable than the average price afforded to Auxilium by the Back-Up Suppliers for the year immediately preceding the Supply Date and supply terms for each successive year that are not less favorable than the average price afforded to Auxilium by the Back-Up Suppliers for each preceding year as applicable

(ii)

Adjustments to Supply Price.

(A)

Most Favored Customer.  Notwithstanding anything in this Agreement to the contrary, if at any time during the Term BTC sells or provides products including Enzyme as an active ingredient to any customer for commercial use at rates more favorable than those accorded to Auxilium, BTC shall promptly offer Auxilium the benefit of such more favorable terms and conditions or rates, which, upon acceptance, shall be retroactive to the date that that such more favorable terms and conditions were first effective for such other customer.  In order for Auxilium to receive more favorable cost rates, Auxilum must accept the same basic business deal conditions as those provided to a party receiving the more favorable rates. Upon Auxilium’s reasonable request, BTC shall provide written confirmation that it is in compliance with the requirements of this Section.

(B)

Reduction In Cost of Goods.  If BTC is successful in reducing the Cost of Goods, the Supply Price to Auxilium will be reduced by [***] percent ([***]%) of such dollar reduction.

(C)

Supply of Samples.  Product samples shall be provided at no charge to Auxilium for use in post-market clinical trials and for selected use as commercial samples for dispensing to patients by an appropriate health care provider, but in no event for direct distribution to patients.  The number of Product samples to be provided to Auxilium shall be set forth in the Supply Agreement.

(D)

Delay in Delivery.  If, for any reason other than a force majeure, the BTC delivers any shipment of Product in accordance with this Article later than the date of delivery set out in the purchase order as agreed by the Parties pursuant to the Supply Agreement then:

(1)

a 5% reduction in the Supply Price of Product if the shipment is delivered more than thirty (30) days but less than sixty (60) days late;

(2)

a 10% reduction in the Supply Price of Product if the shipment is delivered more than sixty (60) days but less than ninety (90) days late; and

(3)

a 15% reduction in the Supply Price of Product if the shipment is delivered more than ninety (90) days late.

(4)

Once the price has been reduced in accordance with this Section, it will not revert to the original price unless and until the deliveries are no longer delayed.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(c)

Additional Payment.  In addition to the royalty payments to be made to BTC under Section 6.4(a), Auxilium shall pay to BTC an amount equal to a [***] percent ([***]%) mark-up of the Cost of Goods in respect of any sale by Auxilium or Partner of Product that is not Manufactured by or on behalf of BTC provided, however, that in the event BTC exercises the Supply Option and Auxilium thereafter exercises its Stand-By Rights pursuant to Section 6.4 (d) of this Agreement, the [***] percent ([***]%) mark-up payable hereunder shall not apply for so long as and to the extent BTC fails to supply ordered commercial quantities of the Product as provided in Section 6.4 hereof.  For the sake of clarity, in the case where (i) Product is Manufactured by or on behalf of Auxilium and sold by Partner in Partner Territory, the aforementioned [***] percent ([***]%) mark-up shall be paid only once and shall be based on Auxilium’s Cost of Goods for sales in the Auxilium Territory, and (ii) where Product is Manufactured by Partner, the aforementioned [***] percent ([***]%) mark-up shall be paid only once and shall be based on Partner’s Cost of Goods for sales in the Partner Territory.  The foregoing payment shall be due thirty (30) days following the sale by Auxilium in the Auxilium Territory or, in the case of a sale by Auxilium to the Partner, thirty (30) days following the receipt by Auxilium of the payment from the Partner.  Together with each such payment, Auxilium will provide to BTC a report showing the basis for the calculation of the payment.

(d)

Stand-By Rights; Back Up Supplier.

(i)

Standby Rights.  Auxilium will be entitled to seek from the Back-Up Supplier the greater of (a) 25% its requirements and (b) that quantity of Product that BTC is unable to provide, for a period of one (1) year following the occurrence of any of the events set forth in (A), (B) or (C) below (the “Standby Rights”).  In the event that Auxilium exercises its Standby Rights, the amount of Product that Auxilium is obligated to source from BTC pursuant to the Supply Agreement shall be reduced by such quantity for such one (1) year period.

(A)

Failure to Meet Firm Order.  If, for any reason, including, without limitation, as a result of a force majeure, BTC is unable to supply at least 75% of the amount of Product specified under a Firm Order, then Auxilium may exercise its Standby Rights by providing written notice; provided, however, that in the event that BTC is unable to supply the full amount specified in  Auxilium’s Firm Order for two consecutive quarters (regardless of the amount of such material shortfall), Auxilium may exercise its Standby Rights by providing written notice to BTC.  In addition, Auxilium shall be permitted to seek supply of any shortfall (regardless of amount of such shortfall or the number of  times BTC has fulfill some or all of an Auxilium Firm Order) from the Back-Up Supplier on a per event basis without specifically invoking its Stand-By Rights.

(B)

Egregious Delivery Delay.  If, for any reason, other than a force majeure, BTC delivers any quantity of any Product more than ninety (90) days after the date such delivery was due, then Auxilium may exercise its Standby Rights by providing written notice.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(C)

Nonconforming Product.  If any three (3) consecutive shipments contain nonconforming Product and BTC (1) fails to replace any nonconforming Product with conforming Product in a timely manner or (2) fails to replace nonconforming Product within fifteen (15) Business Days after a dispute regarding whether any rejected quantity of any Product constitutes nonconforming Product is decided in Auxilium’s favor, then Auxilium may exercise its Standby Rights by providing written notice.

(ii)

Offset.  Auxilium will be entitled to offset any royalties owed to BTC by the amount represented by the difference between the Back Up Supplier’s supply price and BTC’s supply price.

(iii)

BTC’s Use of the Back Up Supplier.  If BTC opts to use the Back Up Supplier to provide Product to Auxilium, then BTC will either reimburse Auxilium for [***] of the documented costs and expenses Auxilium incurred in qualifying, sourcing and maintaining such Back Up Supplier or [***].

(iv)

Inability to Manufacture.  In the event that BTC after exercising the Supply Option, becomes unable to Manufacture the Product or to furnish Product to Auxilium that is Manufactured on BTC’s behalf for any reason including, without limitation, as a result of a force majeure, Auxilium will be entitled, upon written notification to BTC, to seek all of its requirements of Product from the Back-Up Suppliers until such time, if any, as BTC, or another party on BTC’s behalf, shall re-commence Manufacture of the Product; provided, however, that in the event BTC either itself or through a third party re-commences the Manufacture of Product, Auxilium’s obligation to purchase some or all of the Product from or through BTC shall be subject to Auxilium’s contractual obligations to the Back-Up Suppliers.  BTC shall notify Auxilium as soon as practical in advance of its intent to recommence the manufacture of the Product. After BTC has given the notice, the Parties shall negotiate in good faith the specifics of the transfer process such as timing of transfer and gradual increases of quantities manufactured by BTC over time. The transfer shall afford Auxilium supply terms that are not less favorable than those afforded to Auxilium by the Back-Up Suppliers and sufficient time to scale down the manufacture of Product by the Back-Up Suppliers.

(e)

Maintenance of Inventory.  The Supply Agreement will require that by the time of Commercialization of the Product, BTC will maintain at least a six (6) month supply of API Enzyme and such reserve supply of Product as may be set forth in the Supply Agreement.

(f)

Allocation of Supply.  In the event of a shortage of raw materials necessary to Manufacture the Product, BTC shall allocate ninety percent (90%) of the total available supply of raw materials and Product to Auxilium.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(g)

Continuous Improvement and Reduction of Cost of Goods.  BTC shall use reasonable efforts to continuously improve its performance, and any Product suppliers’ performance in the supply of the Product, including but not limited to, reducing Cost of Goods, increasing yield, and optimizing delivery timing.

(h)

Standard Terms of Supply.  With respect to the supply of the Product, BTC shall make the following representations, warranties, and covenants (the “Standard Terms”):

(i)

The Product shall be Manufactured in accordance with all Laws and, at the time of delivery of the Product, such the Product will comply with the specifications, shall be free from defects in materials and workmanship, shall be fit for the purpose for which it is intended, and shall not be adulterated or misbranded within the meaning of the Act, and shall not constitute an article which may not, under the Act, be introduced into interstate commerce.  BTC provides no other warranties, express or implied, regarding the Product and disclaims all other express or implied warranties, including the implied warranties of merchantability and fitness for a particular purpose.

(ii)

The Product sold and shipped shall be Manufactured in accordance with all Laws in effect at the time and place of Manufacture of the Product, and all waste, including all hazardous waste, generated at the time of Manufacture of the Product shall be disposed of in accordance with all Laws;

(iii)

All records as are necessary and appropriate to demonstrate compliance with Laws shall be maintained by BTC and such Manufacture of the Product shall be performed in a facility maintaining a current drug establishment registration with the FDA as set forth in 21 C.F.R. § 207;

(iv)

BTC shall ensure that it, its Affiliates, and its subcontractors maintain all Governmental Permits that may be necessary to Manufacture and ship the Product;

(v)

BTC shall advise Auxilium of any information which arises out of BTC’s, its Affiliates, and its subcontractors, as applicable, Manufacturing, relating to the Product, which have adverse regulatory compliance or reporting consequences concerning such the Product;

(vi)

BTC shall provide to Auxilium any information reasonably requested by Auxilium and shall consult Auxilium before providing any information to any Regulatory Authority in connection with Manufacture of the Product.  BTC shall as promptly as possible, but in no event later than within  ten (10) days, advise Auxilium of any requests by any Regulatory Authority for inspections at the premises of BTC or any of its Affiliates or subcontractors with respect to the Product;

(vii)

In the event BTC, its Affiliates, or its subcontractors are inspected by the FDA or any similar or related Regulatory Authority relating to the Product, BTC agrees to notify Auxilium of any such inspection and will use Commercially Reasonable Efforts to ensure that Auxilium shall have the right to be present during such inspection.  BTC shall promptly notify Auxilium of any alleged violations or deficiencies relating to a Manufacturing facility at which the Product are Manufactured, packaged, or stored, and shall promptly disclose to Auxilium all relevant portions of any notice of observations or potential violations as well as a copy of its response thereto;

(viii)

Neither BTC, its Affiliates nor subcontractors shall use, in the Manufacture of any the Product, in any capacity the services of any person, including any firm or individual, debarred or subject to debarment under the Generic Drug Enforcement Act of 1992, amending the Act at 21 U.S.C. § 335a.  BTC agrees to notify Auxilium immediately in the event any person providing services to BTC, its Affiliates, or subcontractors relating to this Agreement is debarred or becomes subject to debarment; and

(ix)

For the purpose of permitting a quality and compliance audit, BTC, its Affiliates, and subcontractors shall grant to authorized representatives of (or a Third Party hired on behalf of Auxilium who is reasonably acceptable to BTC), in general not more than once per month, upon reasonable notice, access to areas of each of its plants to the extent permitted by Law.  Auxilium shall have the right, subject to any Third Party confidentiality obligations and at its sole expense, to examine those technical records made by BTC, its Affiliates or subcontractors that relate to the Manufacture of the Product.

(i)

Customary Terms.  The Supply Agreement shall also include provisions for: forecasting and ordering, inventory maintenance requirements; packaging obligations; back-up suppliers, compliance with applicable regulatory requirements, Auxilium guidelines, and specifications, and all Laws.

ARTICLE 7
PAYMENTS

7.1

Milestone Payments by Auxilium.

(a)

Amount of Milestone Payments.

#	Milestone	United States Dollars
1	The Effective Date	$[***]
2	The delivery to Auxilium of the Product Data relating to Dupuytren’s Disease and Peyronie’s Disease in accordance with Section 2.4 of this Agreement.	$[***]
3	The one (1) year anniversary of the Effective Date	$[***]
4	Upon first of either NDA Acceptance or MAA Acceptance for the following Indications on an Indication by Indication basis:	Dupuytren’s Disease	$[***]
		Peyronie’s Disease	$[***]
5

Receipt by Auxilium, its Affiliate or Sublicensee of first Regulatory Approval in the United States or three or more of the United Kingdom, Spain, Germany, France or Italy with labeling approved for the following Indications on an Indication by Indication basis:

		Dupuytren’s Disease	$[***]
		Peyronie’s Disease	$[***]

(b)

Timing of Milestone Payments.  The Parties hereby acknowledge and agree that as of the date of this Agreement, Auxilium has satisfied its payment obligations to BTC for Milestones 1, 2 and 3.  For milestones 4 and 5, payment shall be made within thirty (30) days after the occurrence of the event giving rise to a payment obligation hereunder.  All payments shall be made by wire transfer in United States Dollars to the credit of such bank account as may be designated, from time to time, by BTC in writing.

7.2

[Reserved]

7.3

Payments for Exercised Indications.

(a)

Upon Exercise of Option.  Within ten (10) Business Days of the inclusion on Exercised Indications in the Field, Auxilium shall make the following one-time license fee payments to BTC on a per Indication basis:

Amount

Indication

$1,000,000

Cellulite reduction

$500,000

Each Additional Indication

(b)

Upon Approval.  Within ten (10) Business days of receipt by Auxilium, its Affiliate or Sublicensee of the first Regulatory Approval from the FDA for an Exercised Indication, Auxilium shall make the following milestone payments to BTC on a per Indication basis:

Amount

Labeling Approved for the following Indication

$[***]

[***]

$[***]

[***]

$[***]

[***]

$[***]

[***]

$[***]

[***]

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(c)

The Parties hereby acknowledge and agree that as of the date of this Agreement, Auxilium has satisfied its payment obligations to BTC for the exercise of its option for Frozen Shoulder under Section 7.3(a) above.

7.4

Payments Related to Sublicense Income.  Within thirty (30) Business Days of receiving Sublicense Income, Auxilium shall make a payment to BTC in the following amount and shall provide to BTC a report showing the basis for the calculation of such amount:

(a)

If Auxilium has not conducted a Clinical Trial for Product in the relevant Indication prior to the effective date of the relevant sublicense, then Auxilium will remit [***] percent ([***]%) of the Sublicense Income actually received.

(b)

If Auxilium has conducted Clinical Trials for a Product in the relevant Indication prior to the date of the relevant sublicense, then Auxilium will remit [***] percent ([***]%) of Sublicense Income actually received.

(c)

If Auxilium has obtained Regulatory Approval for a Product in the relevant Indication prior to the date of the relevant sublicense, then Auxilium will remit [***] percent ([***]%) of Sublicense Income actually received.

(d)

If the field of use of the sublicense to the Product is non-human use, then Auxilium will remit [***] percent ([***]%) of the Sublicense Income actually received for that field of use.

(e)

Notwithstanding the foregoing in this Section 7.4, in the case of Sublicense Income received from Partner, the Parties agree that Auxilium will remit eight and one half percent (8.5%) of the Sublicense Income actually received from Partner, [***].

7.5

Currency.  All payments shall be payable in United States Dollars.

7.6

Books and Records.  Auxilium agrees to maintain and retain, in accordance with generally accepted accounting practices, complete and accurate records showing all transactions and information relating to this Agreement for a period of three (3) years from the date of entry to which they pertain.

7.7

Audit Rights.  Upon the written request of BTC and not more than once in each calendar year, Auxilium shall permit an independent certified public accounting firm (other than on a contingency fee basis) selected by BTC and acceptable to Auxilium (which acceptance by Auxilium shall not be unreasonably withheld) to have access during normal business hours to such records of Auxilium as may be reasonably necessary to verify Auxilium’s compliance with the payment terms of this Articles 6 or 7 or any other payment required by Auxilium under this Agreement.  The accounting firm shall enter into an acceptable and customary confidentiality agreement with Auxilium obligating the accounting firm to retain in confidence all information of Auxilium which it obtains in performing such audits hereunder, and such audit shall be subject to Auxilium’s Third Party confidentiality obligations.  Any audit under this Section 7.7 shall be at the expense of BTC, unless a particular audit reveals an underpayment of five percent (5%) or more of the amount that should have been paid to BTC for the period audited, in which case, Auxilium shall bear the expense of such audit.  The Parties agree that Auxilium will be the single point of contact with respect to the audit rights provided in this Section 7.7 and that BTC shall have the right to cause Auxilium to conduct an audit on its behalf to the extent that Auxilium has not already conducted such audit subject to Auxilium’s right to conduct such audit once per calendar year.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

7.8

Taxes.  Auxilium shall be entitled to deduct from its payments to BTC the amount of any withholding taxes required to be withheld by Auxilium or its Affiliates or Sublicensees to the extent BTC or Sublicensees pay to the appropriate governmental authority on behalf of BTC such taxes.  Auxilium shall deliver to BTC, upon BTC’s request, proof of payment of all such taxes together with copies of all relevant documents evidencing such payment.  Each Party shall provide assistance to the other Party in seeking any benefits available to such Party with respect to government tax withholdings by any relevant law or double tax treaty.

7.9

Interest.  Any payments payable by either Party which are not paid on or before the date such payments are due under this Agreement (other than such payments which are the subject of a good faith dispute between the Parties) shall bear interest at the prime rate of interest plus 1%, calculated on the number of days that payment is delinquent.

7.10

Blocked Payments.  In the event that, by reason of Laws or regulations in any country, it becomes impossible or illegal for Auxilium or an Affiliate or Sublicensee of Auxilium, to transfer, or have transferred on its behalf, distribution fees or other payments to BTC, Auxilium shall promptly notify BTC of the conditions preventing such transfer and such distribution fees or other payments shall be deposited in local currency in the relevant country to the credit of BTC in a recognized banking institution designated by BTC or, if none is designated by BTC within a period of thirty (30) days, in a recognized banking institution selected by Auxilium or its Affiliate or Sublicensee, as the case may be, and identified in a notice given to BTC.

ARTICLE 8
INTELLECTUAL PROPERTY

8.1

BTC Patentable Inventions and Know-How.

(a)

Patent Prosecution.

(i)

During the term of the Agreement, Auxilium shall, on behalf of BTC and in the reasonable exercise of its commercial discretion, prepare, file, prosecute, maintain, renew and defend BTC Patents in the countries where such BTC Patents are filed as of the Effective Date and any new patents directly relating to the Enzyme or Product.

(ii)

If Auxilium does not intend to file for patent protection or does not wish to continue preparation, prosecution, or maintenance of a BTC Patent, then it shall give at least thirty (30) days advance notice, and in no event less than a reasonable period of time for BTC to act.

(A)

In such case, BTC may elect at its sole discretion to continue preparation, filing and prosecution or maintenance of the discontinued BTC Patent at its sole expense.

(B)

Discontinuance may be elected on a country-by-country basis or for a patent application or patent series in total.

(b)

Cooperation. BTC will cooperate with Auxilium and provide Auxilium with all necessary assistance and documentation in connection with the filing prosecution and maintenance of BTC Patents. Auxilium will consult with BTC and will keep BTC informed of all matters relating such filing, prosecution and maintenance of BTC Patents. Auxilium will provide BTC with copies of intended filings in advance and will consider BTC’s comments in good faith.

(c)

Fees and Expenses.

(i)

Fees and Expenses which Auxilium is incurs while filing prosecuting and/ or maintaining BTC Patents as provided in section 8.1.(a) shall be handled as follows:

(A)

Auxilium shall pay one hundred percent (100%) of fees and expenses in connection with patents for the Product in the Field and/or in connection with Additional Indications for which Auxilium has exercised the Additional Indication Option pursuant to Section 2.2; provided, however, that fifty percent (50%) of such fess and expenses will be credited against future royalties payable by Auxilium on Net Sales of the Product.

(B)

In the event Auxilium declines to exercise the Additional Indication Option with respect to any Additional Indication and BTC either by itself or pursuant to an Agreement with a Third Party (a “Partner Agreement”) pursues such Additional Indication, BTC shall reimburse Auxilium for one hundred percent (100%) of fees and expenses in connection with the filing, prosecution and/or maintenance of all patents pertaining to each such Additional Indication as follows:

(1)

In the event BTC pursues any such Additional Indication pursuant to a Partner Agreement, BTC shall reimburse Auxilium in full upon execution of such Partner Agreement.

(2)

In the event BTC pursues any such Additional Indication itself, BTC shall reimburse Auxilium in full on the date BTC first initiates further development activity with respect to any such Additional Indication.

8.2

Infringement Claims by Third Parties.

(a)

Notice.  If the manufacture, use or sale of the Product under the BTC Patents results in a claim or a threatened claim by a Third Party against a Party hereto for patent infringement or for inducing or contributing to patent infringement (“Infringement Claim”), the Party first having notice of an Infringement Claim shall promptly notify the other in writing.  The notice shall set forth the facts of the Infringement Claim in reasonable detail.

(b)

Third Party Licenses.  In the event that practicing under the BTC Patents in connection with manufacture, use or sale of the Product in a country would infringe a Third Party Patent and a license to such Third Party Patent is available and Auxilium in its sole discretion seeks such a license, the Parties agree:

(i)

Auxilium will be responsible for all costs associated with acquiring any Third Party license to the extent required for Auxilium to continue to make, use and sell the Product and the Enzyme, provided however, Auxilium may offset such costs against the Royalty, with a minimum floor of [***] percent ([***]%)  in accordance with Section 6.4 or, prior to commercial launch, offset such costs against any milestones due to BTC pursuant to Article 7; and

(ii)

Auxilium will use Commercially Reasonable Efforts to obtain any such required licenses under the Third Party’s Patents with a right to sublicense to BTC and if requested by BTC will grant such sublicense, under reasonable sublicense terms mutually acceptable to both BTC and Auxilium.

(c)

Litigation.  In the event of the institution of any suit by a Third Party against Auxilium as a result of Auxilium’s Development or Commercialization of the Product or the Enzyme, Auxilium, shall have the right but, not the obligation, to defend such suit at its expense; BTC shall cooperate and assist Auxilium in any such litigation at Auxilium’ expense.  In the event of the institution of any suit by a Third Party against BTC as a result of BTC’s Manufacture of the Product or the Enzyme, BTC shall have the right but, not the obligation, to defend such suit at its expense.  Auxilium shall cooperate and assist BTC in any such litigation at BTC’s expense.  For purposes of clarity, notwithstanding anything to the contrary in Article 12, to the extent applicable, Auxilium will be entitled to seek indemnification from BTC for Losses arising in connection with such suit.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

8.3

Infringement Claims Against Third Parties.

(a)

Cooperation.  BTC and Auxilium each agree to take reasonable actions to protect BTC Patents from infringement.  If one Party brings any such action or proceeding, the second Party may be joined as a Party plaintiff if necessary for the action or proceeding to proceed and, in case of joining, the second Party agrees to give the first Party reasonable assistance and authority to file and to prosecute such suit.

(b)

Notice.  If any BTC Patents are infringed by a Third Party, the Party to this Agreement first having knowledge of such infringement, or knowledge of a reasonable probability of such infringement, shall promptly notify the other in writing.  The notice shall set forth the facts of such infringement in reasonable detail.

(c)

Institution of Proceedings.  Auxilium shall have the primary right, but not the obligation, to institute, prosecute, and control with its own counsel at its own expense any action or proceeding with respect to infringement of the claims of such BTC Patents and BTC shall have the right, but not the obligation at its own expense, to be represented in such action by its own counsel.

(d)

Failure to Institute Proceedings.  If Auxilium fails to institute, prosecute, and control such action or prosecution and fails to do so within a period of one hundred twenty (120) days after receiving notice of the infringement, BTC shall have the right to bring and control any such action by counsel of its own choice, and Auxilium shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

(e)

Division of Damages Award.  Any recovery made in connection with such infringement claim shall be divided as follows:

(i)

the Party that initiated and prosecuted such action shall recoup all of its costs and expenses (including reasonable attorney’s fees) incurred in connection with such action, whether the recovery is by settlement or otherwise;

(ii)

the other Party then shall, to the extent possible, recover its costs and expenses (including reasonable attorney’s fees) incurred in connection with such action;

(iii)

if BTC initiated and prosecuted the action, the amount of any recovery remaining shall be retained by BTC; and

(iv)

if Auxilium initiated and prosecuted the action, the amount of any recovery remaining shall be retained by Auxilium, except that BTC shall receive a portion equivalent to the amount it would have received in accordance with the terms of Section 6.4 as if such amount were Net Sales of Auxilium.

(f)

Settlement.  The Parties shall keep each other informed of the status of and of their respective activities regarding any litigation or settlement thereof concerning Product; provided, however, that no settlement or consent judgment or other voluntary final disposition of a suit under this Section may be undertaken without the consent of the other Party if such settlement would require the other Party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other Party’s rights under this Agreement or the validity of BTC Patents.

8.4

Notice of Certification.  BTC and Auxilium each shall immediately give notice to the other of any certification filed under the “U.S. Drug Price Competition and Patent Term Restoration Act of 1984” (or its foreign equivalent) claiming that a BTC Patent is invalid or that infringement will not arise from the manufacture, use or sale of any Product by a Third Party.

(a)

If Auxilium decides not to bring infringement proceedings against the entity making such a certification Auxilium shall give notice to BTC of its decision not to bring suit within twenty one (21) days after receipt of notice of such certification.  For clarity, if Auxilium does bring such infringement proceedings against the entity making such a certification the costs incurred by Auxilium in connection with such suit shall be creditable against milestone payments payable by Auxilium in accordance with Article 7.

(b)

BTC may then, but is not required to, bring suit against the Party that filed the certification.

(c)

Any suit by Auxilium or BTC shall either be in the name of Auxilium or in the name of BTC, or jointly in the name of Auxilium and BTC, as may be required by law.

(d)

For this purpose, the Party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the Party bringing suit.

8.5

Patent Term Extensions.  As between Auxilium and BTC, Auxilium shall control the right to file for  patent term extension wherever applicable to BTC Patents covering Enzyme or Product.

8.6

Trademarks.

(a)

Each Party and its Affiliates shall retain all right, title and interest in and to its and their respective corporate names and logos.

(b)

Auxilium shall be solely responsible for selecting a trademark (the “Auxilium Trademark”) to use for each country in the Territory.  The Product shall be promoted and sold, in accordance with the provisions of this Agreement, in the Territory under the Auxilium Trademark. Auxilium (or its local Affiliates, as appropriate) shall own and retain all rights to Auxilium Trademark, and all goodwill associated therewith throughout the Territory.  Auxilium shall also own rights to any internet domain names incorporating the Auxilium Trademark or any variation or part of Auxilium Trademark as its URL address or any part of such address.

ARTICLE 9
REPRESENTATIONS AND WARRANTIES

9.1

BTC Represents and Warrants.  BTC hereby represents and warrants to Auxilium that:

(a)

This Agreement has been duly executed and delivered by BTC and constitutes the valid and binding obligation of BTC, enforceable against BTC in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of BTC, its officers and directors;

(b)

As of the Effective Date, BTC is the owner or licensee of BTC Patents and BTC Know How and all other rights necessary to make, use and sell all technology covered by the BTC Patents. BTC has the full right power and authority to grant the licenses and other rights granted to Auxilium and the granting of the licenses and other rights to Auxilium hereunder does not violate any right known to BTC of any Third Party;

(c)

BTC represents that  to the best of its knowledge, as of the Effective Date it is not aware that the development, manufacture, use or sale of the Enzyme or the Product pursuant to this Agreement may infringe or conflict with any Third Party right or Patent, and BTC is not aware of any pending patent application that, if issued, would be infringed by the development, manufacture, use or sale of the Enzyme or the Product pursuant to this Agreement;

(d)

The execution, delivery and performance of this Agreement by BTC does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, and, to the best of its knowledge, does not violate any material law or regulation of any court, governmental body or administrative or other agency having authority over it;

(e)

BTC has disclosed to Auxilium all material information in its control pertaining to the suitability of Enzyme as a pharmaceutical candidate;

(f)

The Product has valid and effective Orphan Drug Designation under the applicable FDA statutes, rules or regulations, effective, May 23, 1996, and March 12, 1996.  As of June 3, 2004, BTC had no reason to believe such Orphan Drug Designation would be terminated prior to such date.

(g)

BTC is not currently a Party to, and during the Term will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement;

(h)

BioSpecifics Technologies Corp. is duly organized and validly existing under the laws of the state of Delaware and its Affiliates are validly existing under the laws of the jurisdiction of their respective incorporation and have full legal power and authority to enter into this Agreement; and

(i)

BTC is not subject to any order, decree or injunction by a court of competent jurisdiction which prevents or materially delays the consummation of the transactions contemplated by this Agreement.

9.2

Auxilium Represents and Warrants.  Auxilium hereby represents and warrants to BTC that:

(a)

The execution, delivery and performance of this Agreement by Auxilium does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, and, to the best of its knowledge, does not violate any material law or regulation of any court, governmental body or administrative or other agency having authority over it;

(b)

Auxilium is not currently a Party to, and during the Term will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement;

(c)

Auxilium is duly organized and validly existing under the laws of the state of Delaware and has full legal power and authority to enter into this Agreement; and

(d)

Auxilium is not subject to any order, decree or injunction by a court of competent jurisdiction which prevents or materially delays the consummation of the transactions contemplated by this Agreement.

9.3

Disclaimer of Warranties.  THE LIMITED WARRANTIES CONTAINED IN THIS ARTICLE ARE THE SOLE WARRANTIES GIVEN BY THE PARTIES AND ARE MADE EXPRESSLY IN LIEU OF AND EXCLUDE ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, INFRINGEMENT OR OTHERWISE, AND ALL OTHER EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES PROVIDED BY COMMON LAW, STATUTE OR OTHERWISE ARE HEREBY DISCLAIMED BY BOTH PARTIES.

ARTICLE 10
CONFIDENTIALITY

10.1

Confidentiality.  During the Term, and for a period of five (5) years thereafter, each Party hereto will maintain in confidence all information disclosed, and reasonably believed by the other party to be confidential whether orally or in writing, by the other Party hereto (“Confidential Information”).  Neither Party shall use, disclose or grant use of such Confidential Information except as required under this Agreement.  Each Party shall use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its and its Affiliates’ employees, agents, consultants, and clinical investigators only make use of Confidential Information for the purpose of this Agreement and do not disclose or make any unauthorized use of such Confidential Information.  Each Party shall promptly notify the other upon discovery of any unauthorized use or disclosure of Confidential Information.  Confidential Information shall not include any information which and to the extent:

(a)

was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b)

was generally available to the public or otherwise part of the public domain at the time of its disclosure to the other Party;

(c)

becomes generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)

was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the other Party not to disclose such information; or

(e)

was independently developed by the receiving Party without reference to the disclosure by the other Party, as documented by written records.

10.2

Terms of Agreement.  The Parties agree that the material financial terms of the Agreement shall be considered the Confidential Information of both Parties.

10.3

Permitted Disclosure.  Each Party may disclose the Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, or complying with any applicable statute or governmental regulation provided such Party has given the disclosing Party prompt written notice allowing it to limit such disclosure.  In addition, either Party may disclose Confidential Information to its Affiliates and to its Sublicensees; provided, however, in connection with any such disclosure the disclosing Party shall secure confidential treatment of such Confidential Information.

10.4

Employee Obligations

.  The Parties shall undertake to ensure that all their employees who have access to Confidential Information of the other Party are under obligations of confidentiality fully consistent with those provided in this Article.

10.5

Publication.  No Party may publish confidential or proprietary information of the other Party, without the consent of the other Party.  The reviewing Party shall have thirty (30) days from receipt of the proposed oral disclosure or written publication to provide comments or proposed changes to the disclosing Party.  The review period may be extended for an additional two (2) months to permit the reviewing Party to file one or more patent applications as it deems appropriate.  This Section 10.5 shall be inapplicable to the publication of information presented in substantially the same form in which was previously published or disclosed to the public, and to any other disclosures which, on the advice of counsel, are required by law to be disclosed.

10.6

Prior Agreements.  The obligations of Confidentiality and Nondisclosure set forth in this Section 10 supersede any and all prior and contemporaneous communications, representations, agreements or understandings, whether oral or written concerning the subject matter of this Section 10.

ARTICLE 11
TERM AND TERMINATION

11.1

Term.

(a)

Term.  Unless earlier terminated as provided herein, the Term shall commence as of the Effective Date and shall remain in full force and effect on a Product by Product and country by country basis until the later of (i) the last to expire valid claim of a patent covering such Product, (ii) the expiration of the regulatory exclusivity period conveyed by Orphan Drug Designation with respect to such Product, and (iii) twelve (12) years from the Effective Date or June 3, 2016 (the “Term”).  For the avoidance of doubt, with respect to (i), “patent” shall include any Patents owned or Controlled by Auxilium or BTC.

(b)

Accrued Obligations.  Except where explicitly provided elsewhere herein, termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations, including the payment of any royalties or other sums which have accrued as of the date of termination or expiration, and (ii) rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement.

11.2

Termination for Insolvency.  Either Party may terminate this Agreement immediately upon delivery of written notice to the other Party (a) upon the institution by or against the other Party of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of the other Party's debts; provided, however with respect to involuntary proceedings, that such proceedings are not dismissed within one hundred and twenty (120) days; (b) upon the other Party's making an assignment for the benefit of creditors; or (c) upon the other Party's dissolution or ceasing to do business.

11.3

Material Breach.  Either Party may terminate this Agreement upon ninety (90) days prior written notice to the other Party upon the material breach by the other Party of any of its obligations under this Agreement; provided, however, that in the case of a material breach by Auxilium, BTC shall only have the right to terminate this Agreement on a territory-by-territory basis, such that BTC may only terminate this Agreement for (a) the Auxilium Territory as a result of a material breach by Auxilium with respect to the Auxilium Territory and/or(b) the Partner Territory as a result of a material breach by Auxilium with respect to the Partner Territory; provided, further, that such termination shall become effective only if the other Party shall fail to remedy or cure the breach within such ninety (90) day period.   Notwithstanding the foregoing, (i) in the event of a material breach by Auxilium with respect to the Partner Territory, BTC shall simultaneously provide the aforementioned written notice to Partner pursuant to Section 11.3 hereof and, (ii) in the further event that Auxilium has not cured such breach in such ninety (90) day period, such Partner shall have the right to step-in and, within the ninety (90) day period, remedy or cure such breach for purposes of this Section 11.3.   In the event that (x) Partner is the entity remedying or curing such breach, (y) Partner is not at fault with respect to such material breach, and (z) Partner so requests of BTC in writing in connection with such remedy or cure, BTC shall promptly grant to Partner a license under the Licensed Technology and otherwise on the same economic and other terms as are contained in this Agreement covering the Partner Territory in substitution for Auxilium.  For clarity, in the case of a material breach with respect to the Auxilium Territory, any termination of this Agreement shall related solely to the Auxilium Territory and this Agreement shall remain in full force and effect with respect to the Partner Territory.  The Parties agree that the step-in rights granted to Partner under this Section 11.3 shall not serve as a precedent with respect to any future sublicense agreement.

11.4

Termination by Auxilium.  Auxilium may terminate this Agreement in its entirety or on a country-by-country basis or on an Indication by Indication basis or on a Product by Product basis at any time upon ninety (90) days prior written notice to BTC.

11.5

Effect Of Termination.

(a)

Effect On License.  Upon the expiration or earlier termination of this Agreement, the rights licensed under this Agreement shall be treated as follows:

(i)

Upon the expiration of the Term or the termination of this Agreement by Auxilium pursuant to Section 11.2 or Section 11.3, Auxilium shall have a fully paid-up, perpetual, irrevocable, royalty-free, transferable, worldwide, non-exclusive right and license under the Licensed Technology existing as of the date of such expiration to make, have made, use, offer to sell, and sell the Product in the Territory.

(ii)

Upon termination of this Agreement by BTC pursuant to Section 11.2 or 11.3, or by Auxilium pursuant to Section 11.4 all rights to Product shall revert to BTC.

(b)

Ongoing Obligations.

(i)

Upon expiration or termination of this Agreement for any reason, each Party shall no later than thirty (30) days after such termination return to the other Party or destroy any Confidential Information disclosed by the other Party, except for one copy which may be retained in its confidential files.

(ii)

Upon termination of this Agreement by BTC pursuant to Sections 11.2 or 11.3 or by Auxilium pursuant to Section 11.4, Auxilium shall assign and deliver to BTC all Regulatory Data and information (including registration dossiers) obtained for or in pursuing Regulatory Approvals, and all Regulatory Approvals (e.g., to BTC; designee in the Territory as permitted under the Law) for Product in the Territory received as of such termination date.

11.6

Inventory.  Notwithstanding the foregoing, upon early termination of this Agreement pursuant to Section 11.2, 11.3 or 11.4, Auxilium shall have the right to sell all remaining Product in its inventory within six (6) months after the date of termination, but shall be bound to the royalty payments provided by Section 6.4 herein.  Thereafter, Auxilium agrees to destroy any remaining supply of Product or return it to BTC at BTC’s request and direction.

ARTICLE 12
INDEMNIFICATION

12.1

Auxilium.  Auxilium shall defend BTC at Auxilium’s cost and expense, and will indemnify and hold BTC and their respective directors, officers, employees, consultants, contractors, representatives, and agents harmless from and against any and all losses, costs, damages, fees, or expenses (including reasonable attorney’s fees and expenses) (“Losses”) incurred in connection with or arising out of any Third Party claim (a “Third Party Claim”) directly relating to (i) any material breach by Auxilium of its representations or warranties or obligations pursuant to this Agreement, (ii) any gross negligence or willful misconduct of Auxilium, its Affiliates, or their respective directors, officers, employees, contractors, consultants, agents, representatives, or Sublicensees in the exercise of any of Auxilium’ rights or the performance of any of Auxilium’ obligations under this Agreement, and (iii) the handling, packaging, storage, or Commercialization by Auxilium or any of its Affiliates or Sublicensees of any Product in the Territory (excluding all intellectual property infringement or related claims, which are covered in Section 12.2); provided that notwithstanding the foregoing, in all cases referred to in this Section 12.1, Auxilium shall have no liability to BTC for any Losses to the extent that such Losses were caused by any item for which BTC is required to indemnify Auxilium pursuant to Section 12.2.

12.2

BTC.  BTC shall defend Auxilium and its Affiliates at BTC’s cost and expense, and will indemnify and hold Auxilium and its Affiliates and their respective directors, officers, employees, consultants, contractors, representatives, and agents harmless from and against any and all Losses incurred in connection with or arising out of any Third Party Claim directly relating to (i) material breach by BTC of any of its representations, warranties or obligations pursuant to this Agreement, (ii) gross negligence or willful misconduct of BTC in the exercise of any of its rights or the performance of any of its obligations under this Agreement, (iii) personal injury and other product liability resulting from BTC’s Development, Manufacture, or Commercialization of any Product, (iv) intellectual property infringement or related claims, including any Third Party Claim and trade secret misappropriation liability relating to the Development, Manufacture, or Commercialization of any Product, (v) any liability or other claims from the Manufacture, handling, packaging, storage, sale, or other disposition of any Product by BTC or any of its Affiliates or sublicensees, and (vi) any liability or claims arising from Product supplied by or on behalf of BTC to Auxilium that was not Manufactured in accordance with current Good Manufacturing Practices, Good Clinical Practice and Good Laboratory Practices, the specifications or all Laws and regulations except for such Losses that are indemnified pursuant to the Supply Agreement; provided that notwithstanding the foregoing, in all cases referred to in this Section 12.2, BTC shall have no liability to Auxilium for any Losses to the extent (and only to the extent) that such Losses were caused by any item for which Auxilium is required to indemnify BTC pursuant to Section 12.1.

12.3

Claims Procedures.  Each Party entitled to be indemnified by the other Party (an “Indemnified Party”) pursuant to Section 12.1 or 12.2 hereof shall give notice to the other Party (an “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided:

(a)

That counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such Party’s expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; or (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party).

(b)

The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party.

(c)

No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the approval of each Indemnified Party which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)

Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

12.4

Escrow.  In the event of any Third Party Claim against Auxilium for which BTC is obligated to indemnify Auxilium in accordance with Section 12.2, Auxilium shall be entitled, until a final un-appealable decision has been rendered or a settlement has been reached (a “Final Decision”), to pay an amount equal to fifty percent (50%) of all amounts due to BTC on Net Sales of Products (such aggregate amount, the “Escrowed Amount”) into an escrow account maintained by a Third Party reasonably acceptable to BTC.  To the extent that Auxilium incurs any Losses in connection with such Third Party Claim, an amount equal to the amount of any such Losses shall be distributed to Auxilium out of such escrow account, with the remainder (if any) to be paid to BTC.  In the event that the Escrow Amount is less than the amount of such Losses, BTC shall pay the difference to Auxilium within thirty (30) days of such Final Decision.

12.5

Insurance. During the Term, each of Auxilium and BTC shall maintain general liability and product liability insurance in the following amounts: (i) at all times prior to approval of a NDA for a Product, $3,000,000 per occurrence, and (ii) at all times after approval of a NDA for a Product, $5,000,000.

12.6

Compliance.  The Parties shall comply fully with all Laws and regulations in connection with their respective activities under this Agreement.

ARTICLE 13
MISCELLANEOUS PROVISIONS

13.1

Amendment Effective Date.  This Agreement shall only become effective upon the execution and effectiveness of the agreement between Auxilium and Partner (“Amendment Effective Date”) and Auxilium shall notify BTC in writing of the Amendment Effective Date by delivery of the notice in the form attached hereto as Schedule 13.1.  In the event that the Amendment Effective Date does not occur by [***], then this Agreement shall not become effective and the Original Agreement shall remain in full force and effect unless otherwise agreed by the Parties in writing.

13.2

Dispute Resolution.  In the event of any controversy or claim arising out of relating to or in connection with any provision of this Agreement, or the rights or obligations hereunder, the Parties shall try to settle their differences amicably between themselves through good faith negotiations.  If they are unable to resolve the dispute within thirty (30) days of initiating such negotiations, the Parties agree first to submit the dispute to non-binding mediation before resorting to litigation or other mutually agreed dispute resolution mechanism.  The dispute resolution procedures set forth herein shall not limit a court from granting a temporary restraining order or a preliminary injunction in order to preserve the status quo of the Parties pending arbitration or to protect a Party's trademark or confidential or proprietary information.

13.3

Construction.  Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “or” has the inclusive meaning frequently identified with the phrase “and/or,” (d) “including” has the inclusive meaning frequently identified with the phrase “including but not limited to” or “including”, and (e) references to “hereunder” or “herein” relate to this Agreement.  The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.  Section, subsection, and Schedule references are to this Agreement unless otherwise specified.  Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

13.4

Governing Law; Jurisdiction.  This Agreement shall be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York notwithstanding the provisions governing conflict of laws under such New York law to the contrary, except matters of intellectual property law which shall be determined in accordance with the intellectual property laws relevant to the intellectual property in question.

13.5

Post-Closing Access to Information.  BTC shall afford to representatives of Auxilium reasonable access to offices, plants, properties, books and records of BTC relating to the Product, during normal business hours, in order that Auxilium may have an opportunity to make such reasonable investigations as it desires with respect to Product.  At all times after the Effective Date, each Party will permit the other Party and its representatives (including its counsel and auditors) during normal business hours, for a proper purpose to have reasonable access to and examine and make copies of, at the expense of the copying Party, all books, records, files and documents in its possession which relate to the Product.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

13.6

Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code.  The Parties shall retain and may fully exercise all of their respective rights and elections under section 365(n) of the Bankruptcy Code.

13.7

Waiver.  The failure on the part of Auxilium or BTC to exercise or enforce any rights conferred upon it hereunder shall not be deemed to be a waiver of any such rights nor operate to bar the exercise or enforcement thereof at any time or times thereafter.  The observance of any Term may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Party entitled to enforce such term, but any such waiver shall be effective only if in writing signed by the Party against whom such waiver is to be asserted.

13.8

Force Majeure.  Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any Term, other than an obligation to make a payment, when such failure or delay is caused by or results from fire, floods, embargoes, government regulations, prohibitions or interventions, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts, acts of God, or any other cause beyond the reasonable control of the affected Party.

13.9

Severability.  It is the intention of the Parties to comply with all Laws domestic or foreign in connection with the performance of its obligations hereunder.  In the event that any provision of this Agreement, or any part hereof, is found invalid or unenforceable, the remainder of this Agreement will be binding on the Parties hereto, and will be construed as if the invalid or unenforceable provision or part thereof had been deleted, and the Agreement shall be deemed modified to the extent necessary to render the surviving provisions enforceable to the fullest extent permitted by law.

13.10

Government Acts.  In the event that any act, regulation, directive, or law of a government, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of Auxilium or BTC under this Agreement, the Party, if any, not so affected shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the Parties to make such modifications to this Agreement as may be necessary to fairly address the impact thereof, after a reasonable period of time are not successful in producing mutually acceptable modifications to this Agreement.

13.11

Assignment.  This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement, without the consent of the other Party, in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company.  In all cases the assigning Party shall provide the other Party with prompt notice of any such assignment.  Any purported assignment in contravention of this Section shall, at the option of the nonassigning Party, be null and void and of no effect.  No assignment shall release either Party from responsibility for the performance of any accrued obligation of such Party hereunder.

13.12

Counterparts.  This Agreement may be executed in duplicate, both of which shall be deemed to be originals, and both of which shall constitute one and the same Agreement.

13.13

No Agency.  Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between BTC and Auxilium.  Notwithstanding any of the provisions of this Agreement, neither Party shall at any time enter into, incur, or hold itself out to third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities undertaken or incurred by one Party in connection with or relating to the development, manufacture or sale of Enzymes or Product shall be undertaken, incurred or paid exclusively by that Party, and not as an agent or representative of the other Party.

13.14

Notice.  All communications between the Parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to other addresses as designated by one Party to the other by notice pursuant hereto, by internationally recognized courier or by prepaid certified, air mail (which shall be deemed received by the other Party on the seventh business day following deposit in the mails), or by facsimile transmission or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by letter given by the close of business on or before the next following business day:

If to BTC, at:

Biospecifics Technologies Corp.

35 Wilbur Street

Lynbrook, New York 11563

Attn: Thomas Wegman, President

with a copy to:

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006

Attn.: Carl A. Valenstein, Esq.

If to Auxilium at:

Auxilium Pharmaceuticals Inc.

40 Valley Stream Parkway
Malvern, PA  19355

Attn: Armando Anido, Chief Executive Officer and President

with a copy to:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Attn:  Michael N. Peterson

If to Partner at:

Pfizer Inc.
235 East 42nd Street
New York, New York 10017-5755
Attention: Senior Vice President and Associate General Counsel, Business Transaction

Fax: 1-212-573-0768

with a copy to:

Pfizer Inc.
235 East 42nd Street
New York, New York 10017-5755
Attention: General Counsel

Fax: 1-212-808-8924

13.15

Headings.  The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.

13.16

Assurances.  Neither Party will take any action, or fail to act in a manner, which would prejudice the rights intended to be granted to the other Party pursuant to this Agreement.

13.17

Entire Agreement.  This Agreement contains the entire understanding of the Parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective Parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

AUXILIUM PHARMACEUTICALS, INC.

By:	/s/	Armando Anido
	Name:	Armando Anido
	Title:	Chief Executive Officer and
President

BIOSPECIFICS TECHNOLOGIES CORP.

By:	/s/	Thomas Wegman
	Name:	Thomas Wegman
	Title:	President

Schedule 1.9

BTC Patents

Title/Owner	Country	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Methods For Treating Adhesive Capsulitis
SUNY At Stonybrook
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Amelioration Of Dupuytren's Disease
Advance BioFactures Corp.
	Australia	Granted	199859661	26-Mar-1998	733208	10-May-2001	26-Mar-2018
	[***]	[***]	[***]	[***]
	France	Granted	98/03320	18-Mar-1998	2772273	18-Jun-1999	18-Mar-2018
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	Sweden	Granted	9800806-3	12-Mar-1998	522723	02-Mar-2004	12-Mar-2018
	United Kingdom	Granted	9805050.3	11-Mar-1998	2323530	10-Oct-2001	11-Mar-2018
	United States of America	Granted	08/826,015	27-Mar-1997	6086872	11-Jul-2000	22-Aug-2014
	United States of America	Granted	11/094,753	30-Mar-2005	RE39,941	18-Dec-2007
Methods For Treating Cellulite
SUNY At Stonybrook
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Reduction of Adipose Tissue
Advance BioFactures Corp.
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	European Patent Convention*	Granted	95309116.2	14-Dec-1995	721781	06-Mar-2002	14-Dec-2015
	Germany	Granted	69525728.5	14-Dec-1995	721781	06-Mar-2002	14-Dec-2015
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	United Kingdom	Granted	95309116.2	14-Dec-1995	721781	06-Mar-2002	14-Dec-2015
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	United States of America	Granted	10/172,601	14-Jun-2002	6958150	25-Oct-2005	15-Dec-2014
	[***]	[***]	[***]	[***]
* EP Patent includes all twelve designated countries
Amelioration of Peyronie's Disease
Advance BioFactures Corp.
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	France	Granted	6863	29-May-2000	6863	30-Apr-2002	29-May-2020
	[***]	[***]	[***]	[***]
	Ireland	Granted	2000/0402	23-May-2000	84130	02-Aug-2006	23-May-2020
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	United Kingdom	Granted	11969.3	19-May-2000	2352173	10-Nov-2004	19-May-2020
	United States of America	Granted	09/325,224	03-Jun-1999	6022539	08-Feb-2000	03-Jun-2019

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Method of Enhancing the Regeneration of Injured Nerves and Adhesive Pharmaceutical Formulation Therefor
Advance BioFactures Corp.
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

High Dosage Topical Forms of Collagenase
Advance BioFactures Corp.
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	European Patent Convention	Granted	92310008.5	02-Nov-1992	543521	06-May-1999	02-Nov-2012
	France	Granted	543521	02-Nov-1992	543521	06-May-1999	02-Nov-2012
	Germany	Granted	92310008.5	02-Nov-1992	543521	06-May-1999	02-Nov-2012
	[***]	[***]	[***]	[***]
	[***]	[***]
	Italy	Granted	543521	02-Nov-1992	543521	06-May-1999	02-Nov-2012
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	Spain	Granted	543521	02-Nov-1992	543521	06-May-1999	02-Nov-2012
	[***]	[***]
	United Kingdom	Granted	543521	02-Nov-1992	543521	06-May-1999	02-Nov-2012
	[***]	[***]	[***]	[***]
	United States of America	Granted	07/963,995	29-Oct-1992	5393792	28-Feb-1995	28-Feb-2012
	United States of America	Granted	08/157,935	24-Nov-1993	5422103	06-Jun-1995	06-Jun-2012
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Treatment of Duputyren's Disease With Collagenase
Advance BioFactures Corp.
	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.18

Cost of Goods

The cost of Enzyme or a Product manufactured by BTC shall mean the fully allocated cost of manufacturing, which shall include:

1.

Materials cost, which means the price paid for raw material components and finished goods which are purchased from outside vendors as well as any freight and duty where applicable.

2.

Direct labor costs, which means the employment costs including, salary and employee benefits within the relevant manufacturing operating unit.

3.

Direct and factory overheads, which means the cost of specific activities that are provided by support functions.  Overhead costs includes expenses associated with quality assurance testing, batch review, equipment maintenance costs, manufacturing energy and utilities, waste removal, storage, transportation, insurance, management and administrative expenses, general facilities costs, environmental engineering, interest expense and property taxes.

Cost of Goods shall be calculated in accordance with U.S. Generally Accepted Accounting Principles.  BTC’s Cost of Goods for Enzyme or Product shall in no event exceed [***]% of the cost of Enzyme or Product as supplied, or as could be supplied, by a Third Party, as measured at the request of Auxilium and no more frequently than once per calendar year.

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.23

Enzyme

The enzyme is [***].

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 1.47

Partner Territory

The Partner Territory consists of the 27 members of the European Union as of the date of this Agreement, specifically Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the UK, and Croatia, Albania, Armenia, Azerbaijan, Belarus, Bosnia & Herzegovina, Georgia, Kazakhstan, Kirghiz Republic, Macedonia, Moldova, Serbia & Montenegro, Tajikistan, Uzbekistan, Turkey, Iceland, Switzerland and Norway.

Schedule 3.2

Clinical Trials

Dupuytren’s Disease

[***]

Peyronie’s Disease

[***]

Frozen Shoulder

[***]

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule 13.1

Notice to BTC

BioSpecifics Technologies Corp.

35 Wilbur Street

Lynbrook, New York 11563

Attention: Thomas Wegman, President

Dear Tom:

In connection with the Amended and Restated Development and License Agreement (the " License Agreement") between us, dated as of December __, 2008, we wish to confirm to you as follows:

1. The Partner Agreement has been executed and has become effective as of today's date and, consequently, the License Agreement is effective as of today's date;

2. There have been no material changes to the Partner Agreement from the last date (December 2, 2008) on which you were granted permission to review a redacted copy of such Agreement that would materially adversely affect the rights or interests of BioSpecifics Technologies Corp.;

3.  There is no agreement or understanding (whether written or oral) between Auxilium (including its Affiliates) and the Partner (including its Affiliates) that would restrict in any way the Partner (or its Affiliates) from having any direct dealings with, or entering into any direct contractual relationship, transaction or business combination with,  BioSpecifics Technologies Corp.(or its Affiliates); and

4.  We hereby consent to your disclosing publicly the amount of the upfront cash payment that BioSpecifics Technologies Corp. will receive from Auxilium as a consequence of the upfront cash payment made by Partner to Auxilium under the Partner Agreement.

All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the License Agreement.

Sincerely,

Auxilium Pharmaceuticals Inc.

By:_____________________

        Armando Anido

        President and CEO